                       ---------------------------------

                             OFFIT High Yield Fund

                        OFFIT Emerging Markets Bond Fund

                        OFFIT Latin America Equity Fund

                            OFFIT Total Return Fund

                     OFFIT U.S. Government Securities Fund

                         OFFIT Mortgage Securities Fund

                        OFFIT California Municipal Fund

                         OFFIT New York Municipal Fund

                         OFFIT National Municipal Fund

                       ---------------------------------





                                   PROSPECTUS


                                 April 30, 2001




                        THE OFFIT Investment Fund, Inc.




LIKE ALL MUTUAL FUND SHARES, THESE FUND SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR HAS THE SEC DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. TO STATE OTHERWISE IS A CRIMINAL OFFENSE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PROSPECTUS


The OFFIT Investment Fund, Inc.
--------------------------------------------------------------------------------
Investment Portfolios:
OFFIT High Yield Fund
    OFFIT Emerging Markets Bond Fund
        OFFIT Latin America Equity Fund
            OFFIT Total Return Fund
                OFFIT U.S. Government Securities Fund
                     OFFIT Mortgage Securities Fund
                         OFFIT California Municipal Fund
                             OFFIT New York Municipal Fund
                                 OFFIT National Municipal Fund
================================================================================

     The OFFIT Investment Fund, Inc. (the "Company") is an open-end, management investment company comprised of nine separate, no-load, non-diversified investment portfolios which each have a different investment objective. Each investment portfolio ("Fund") of the Company offers two classes of shares, Select Shares and Advisor Shares. The High Yield Fund also offers MSD&T Shares through a separate prospectus. MSD&T Shares are offered through Mercantile-Safe Deposit and Trust Company and its affiliated and correspondent banks. For more information on MSD&T Shares, contact the Company at 1-800-618-9510. The investment objective of each Fund is as follows:

     The OFFIT High Yield Fund's primary investment objective is high current income. Capital appreciation is a secondary objective.

     The OFFIT Emerging Markets Bond Fund's (formerly, "The OFFIT Emerging Markets Fund") investment objective is to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation.

     The OFFIT Latin America Equity Fund's primary investment objective is capital appreciation. Current income is a secondary objective.

     The OFFIT Total Return Fund's investment objective is to maximize total return from a combination of capital appreciation and current income.

     The OFFIT U.S. Government Securities Fund's investment objective is to seek current income.

     The OFFIT Mortgage Securities Fund's investment objective is to maximize total return from a combination of investment income and capital appreciation.

     The OFFIT California Municipal Fund's investment objective is to maximize total after-tax return for California residents, consistent with a prudent level of credit risk.

     The OFFIT New York Municipal Fund's investment objective is to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk.

     The OFFIT National Municipal Fund's investment objective is to maximize total after-tax return, consistent with a prudent level of credit risk.

     Select Shares may be purchased from and redeemed through the Company's distributor, OFFIT Funds Distributor, Inc. (the "Distributor"). Advisor Shares must be purchased or redeemed through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of Advisor Shares. Select Shares and Advisor Shares of each Fund may be exchanged for shares of the same share class of any other Fund.

     CERTAIN FUNDS MAY INVEST IN HIGH YIELD, HIGH RISK DEBT SECURITIES WHICH ARE CONSIDERED SPECULATIVE AND SUBJECT TO CERTAIN RISKS. SEE "RISKS OF INVESTING IN THE FUNDS." There can be no assurance that a Fund's investment objectives will be achieved.

                                    TABLE OF CONTENTS
                                                                                     PAGE
                                                                                    -----
 A Fund-by-Fund look at goals,     FUND DESCRIPTION
 strategies, risks, expenses and
 financial history.                OFFIT High Yield Fund ..........................   3
                                   OFFIT Emerging Markets Bond Fund ...............  10
                                   OFFIT Latin America Equity Fund ................  16
                                   OFFIT Total Return Fund ........................  23
                                   OFFIT U.S. Government Securities Fund ..........  28
                                   OFFIT Mortgage Securities Fund .................  34
                                   OFFIT California Municipal Fund ................  42
                                   OFFIT New York Municipal Fund ..................  46
                                   OFFIT National Municipal Fund ..................  50
                                   Risks of Investing in the Funds ................  58

 Details on the management and     MANAGEMENT OF THE FUNDS
 operations of the Funds           Investment Adviser .............................  70
                                   Service Provider Chart .........................  71

 Policies and instructions for     SHAREHOLDER INFORMATION
 opening, maintaining and          Pricing of Fund Shares .........................  72
 closing an account in any of      Purchase of Fund Shares ........................  72
 the Funds.                        Redemption of Fund Shares ......................  74
                                   Shareholder Services ...........................  75
                                   Dividends and Distributions ....................  76
                                   Taxes ..........................................  76

 Details on distribution and       DISTRIBUTION ARRANGEMENTS
 other shareholder service plans.  Multiple Class Structure .......................  80
                                   Rule 12b-1 Distribution Fees ...................  80
                                   Shareholder Servicing Fees .....................  80

                                   Appendix A: Ratings ............................ A-1
                                   Appendix B: Hedging and Derivatives ............ B-1

                                   FOR MORE INFORMATION ................ see back cover

                             OFFIT HIGH YIELD FUND


INVESTMENT OBJECTIVES

     The Fund's primary investment objective is high current income. Capital appreciation is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests at least 65% of its total assets in U.S. corporate fixed income securities that are rated below investment grade (i.e. high yield/high risk debt securities), offering potential returns that are sufficiently high to justify the greater investment risks. Securities offering the high yield that the Fund seeks are generally found in mature cyclical or depressed industries and highly leveraged companies. The Fund also invests in senior securities and securities with an operating history of more than one year (though the Fund may invest in the securities of issuers with a shorter operating history). The Fund may invest in debt securities of any maturity and the interest rates on such securities may be fixed or floating.


PRINCIPAL RISK FACTORS

     o  Investors may lose money.

     o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

     o All or a substantial portion of the securities purchased by the Fund are lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal than higher rated securities and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

     o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

     o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

     For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.

                               PRIOR PERFORMANCE


ANNUAL TOTAL RETURNS

     The bar chart below shows the annual total returns for Select Shares of the Fund for the last six calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future.


   17.72%       12.46%        12.09%         4.49%        1.10%       -4.34%
--------------------------------------------------------------------------------
    1995         1996          1997          1998         1999         2000


     Since inception (March 2, 1994), the highest calendar quarter total return for Select Shares of the Fund was 5.46% (quarter ended June 30, 1995) and the lowest calendar quarter total return was (4.17%) (quarter ended December 31, 2000).


AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

     The table below shows how the Fund's average annual total returns for the past one and five calendar years and since inception, with respect to Select Shares, compare with the Merrill Lynch All High Yield Bond Index (the "ML High Yield Index") for the same periods. Performance information for the Advisor Shares is not included because these shares have not been operational for a full calendar year. After this class has a full calendar year of operations, performance information will be included in the prospectus. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one and five years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                              AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                              -------------------------------------------
                                                                SINCE
                                1 YEAR         5 YEARS        INCEPTION
                                ------         -------        ---------
Select Shares* ..............   (4.34)%         4.96%           6.06%
ML High Yield Index..........   (3.79)%         4.89%           6.03%

------------
*   Commenced operations on March 2, 1994.

                             OFFIT HIGH YIELD FUND
                         FEES AND EXPENSES OF THE FUND

     Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                            SELECT           ADVISOR
                                                                            SHARES          SHARES (1)
                                                                            ------          ----------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge imposed on purchases ..........................         None             None
Maximum deferred sales charge ......................................         None             None
Maximum sales charge imposed on reinvested dividends ...............         None             None
90 day redemption fee (as a percentage of amount redeemed) .........         1.50%(2)         1.50%(2)
90 day exchange fee (as a percentage of amount exchanged) ..........         1.50%(2)         1.50%(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets, shown as a percentage of average net assets)
Advisory fees ......................................................         0.70%            0.70%
Distribution (Rule 12b-1) fees (before waiver)(3) ..................         None             0.25%
Other expenses(4) ..................................................         0.20%            0.45%
                                                                             -----            -----
 Total annual Fund operating expenses ..............................         0.90%            1.40%
                                                                             =====            =====

------------
(1) The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."

(2) You will be charged a 1.50% fee if you redeem or exchange Select Shares or Advisor Shares of the Fund within 90 days of purchase.

(3) The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(4) "Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares.


EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

     o  you reinvested all dividends and distributions

     o  the average annual total return was 5%

     o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods

     o  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR     3 YEARS     5 YEARS    10 YEARS
                               ------     -------     -------    --------
   Select Shares ...........    $ 92       $287        $498       $1,108
   Advisor Shares ..........    $143       $443        $766       $1,680

     The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                             OFFIT HIGH YIELD FUND
                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share and Advisor Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares and Advisor Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2000 has been audited by Ernst & Young LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2000, which is available without charge upon request. The financial statements for the Fund for periods prior to December 31, 2000 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

                                                                            SELECT SHARES
                                               ------------------------------------------------------------------------
                                                  FOR THE        FOR THE        FOR THE        FOR THE       FOR THE
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                   2000           1999           1998           1997           1996
                                               ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ........   $   9.11      $     9.91     $    10.34     $    10.15     $   9.92
                                                --------      ----------     ----------     ----------     --------
 Net investment income ......................       0.76            0.90           0.88           0.87         0.89
 Net realized and unrealized gain (loss).....      (1.13)          (0.79)         (0.43)          0.31         0.29
                                                --------      ----------     ----------     ----------     --------
 Total income (loss) from investment
  operations ................................      (0.37)           0.11           0.45           1.18         1.18
                                                --------      ----------     ----------     ----------     --------
LESS DIVIDENDS AND DISTRIBUTION FROM:
 Net investment income ......................      (0.76)          (0.90)         (0.88)         (0.87)       (0.89)
 Excess of net investment income ............      (0.06)          (0.01)            --             --           --
 Net realized gains .........................         --              --             --          (0.12)       (0.06)
                                                --------      ----------     ----------     ----------     --------
Total dividends and distributions ...........      (0.82)          (0.91)         (0.88)         (0.99)       (0.95)
                                                --------      ----------     ----------     ----------     --------
 Net change in net asset value per share.....      (1.19)          (0.80)         (0.43)          0.19         0.23
                                                --------      ----------     ----------     ----------     --------
NET ASSET VALUE, END OF PERIOD ..............   $   7.92      $     9.11     $     9.91     $    10.34     $  10.15
                                                ========      ==========     ==========     ==========     ========
TOTAL RETURN(a) .............................      (4.34)%          1.10%          4.49%         12.09%       12.46%

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (in
  thousands) ................................   $945,788      $1,454,507     $1,739,622     $1,346,553     $851,720
Ratios to average net assets:
 Expenses** .................................       0.88%           0.82%          0.84%          0.87%        0.98%
 Net investment income ......................       9.36%           8.91%          8.67%          8.46%        8.86%
PORTFOLIO TURNOVER RATE .....................         22%             42%            36%            47%          41%

                             OFFIT HIGH YIELD FUND
                              FINANCIAL HIGHLIGHTS


                                                                  ADVISOR SHARES(D)
                                                ------------------------------------------------------
                                                     FOR THE            FOR THE            FOR THE
                                                  PERIOD ENDED       PERIOD ENDED       PERIOD* ENDED
                                                  DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                      2000               1998               1997
                                                ----------------   ----------------   ----------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ........        $ 9.91             $10.34             $10.37
                                                     ------             ------             ------
 Net investment income ......................          0.02               0.60               0.32
 Net realized and unrealized gain (loss).....         (1.99)             (0.43)              0.09
                                                     ------             ------             ------
 Total income (loss) from investment
  operations ................................         (1.97)              0.17               0.41
                                                     ------             ------             ------
LESS DIVIDENDS AND DISTRIBUTION FROM:
 Net investment income ......................         (0.02)             (0.60)             (0.32)
 Net realized gains .........................            --                 --              (0.12)
                                                     ------             ------             ------
Total dividends and distributions ...........         (0.02)             (0.60)             (0.44)
                                                     ------             ------             ------
 Net change in net asset value per share.....         (1.99)             (0.43)             (0.03)
                                                     ------             ------             ------
NET ASSET VALUE, END OF PERIOD ..............        $ 7.92             $ 9.91             $10.34
                                                     ======             ======             ======
TOTAL RETURN(a) .............................         (4.57)%             0.67%(b)           3.93%(b)

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (in
  thousands) ................................        $2,660             $    7             $   15
Ratios to average net assets:
 Expenses** .................................          1.13%(c)           0.93%(c)           1.03%(c)
 Net investment income ......................          9.11%(c)           9.54%(c)           7.87%(c)
PORTFOLIO TURNOVER RATE .....................            22%                36%                47%

------------
*     Sales of Advisor Shares began on August 14, 1997.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been higher.

(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

(b)   Not annualized.

(c)   Annualized.

(d)   At December 31, 1999, there were no Advisor Shares outstanding.

                             OFFIT HIGH YIELD FUND
                 INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

     The Fund's primary investment objective is high current income. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in U.S. corporate fixed income securities (including debt securities, convertible securities and preferred stocks) which are lower rated or unrated at the time of investment. In addition, the Fund seeks to invest in debt securities which are "seasoned" senior securities (as defined below) and offer sufficiently high potential yields to justify the greater investment risk or issued by once creditworthy companies that are now considered a high risk investment generally due to changing industry conditions, a change in company capitalization or a reduction of earning power. For purposes of this Prospectus, a "senior" security of an issuer is any security entitled to preference over the issuer's common stock in the distribution of income or assets upon liquidation.

     Securities offering the high yield and appreciation potential characteristics that the Fund seeks are generally found in mature cyclical or depressed industries and highly leveraged companies. The Adviser attempts to identify securities which have underlying fundamentals that are improving or are sufficiently strong to sustain the issuer.

     Through credit analysis, the Adviser seeks to protect principal and to minimize market and individual credit risk, as well as to identify opportunity for capital appreciation. In selecting a security for investment by the Fund, the Adviser considers the following factors, among others: (i) the current yield, the yield to maturity where appropriate, and the price of the security relative to other securities of comparable quality and maturity; (ii) the balance sheet and capital structure of the issuer; (iii) the market price of the security relative to its face value; (iv) the rating, or absence of a rating, by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Fitch IBCA ("Fitch"); (v) the variety of issuers and industries represented in the Fund's portfolio; and (vi) management of the issuer. Industry trends and fundamental developments that may affect an issuer are also analyzed, including factors such as liquidity, profitability and asset quality. The Adviser is free to invest in high yield, high risk debt securities of any maturity and duration and the interest rates on such securities may be fixed or floating.

     The Fund invests primarily in "seasoned" senior securities. The Fund defines a "seasoned" security as any security whose issuer or predecessors have been operating in their current form generally for more than one year, though the Fund may invest in securities of issuers having less than one year of operation. The Fund generally does not invest in original issue high yield securities of newly formed, highly leveraged corporations but reserves the right to do so. An additional risk associated with such investments is the unproven credit quality of newly formed corporations because of the lack of any operating history.

     The higher yields sought by the Fund are generally obtainable from non-investment grade securities (i.e., rated BB or lower by S&P or Fitch, or Ba or lower by Moody's, or if unrated, of equivalent quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and Fitch. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. See "Risks of Investing in the Funds -- High Yield, High Risk Debt Securities" below.

     The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

                             ADDITIONAL STRATEGIES

     The Fund's secondary objective is capital appreciation. The Fund seeks to achieve its objective by investing under normal circumstances, in fixed income securities that are judged by the Adviser to be more creditworthy than generally perceived in the marketplace or issued by once creditworthy companies that are now considered a high risk investment generally due to changing industry conditions, a change in company capitalization or a reduction of earning power. In addition, the Fund seeks capital appreciation opportunities in those special situations in which an issuer's senior securities sell at a substantial discount in relation to their liquidation value, or in which the creditworthiness of an issuer is believed, in the judgement of the Adviser, to be improving.

     The Adviser also attempts to identify securities in which the asset values ultimately supporting the credit are sufficient so that attractive returns are achievable in the event of bankruptcy, reorganization or liquidation of the issuer. Some of the Fund's securities may be obtained as a result of the issuer's reorganization and may be non-performing, in default or arrears. The Adviser will obtain such securities in cases where it believes that capital appreciation may be possible.

     Although the Fund's investments are primarily in U.S. corporate securities, it may also invest in foreign corporate debt securities, sovereign debt and mortgage-backed debt having many of the characteristics of its corporate portfolio. In addition, the Fund may invest in U.S. dollar denominated municipal obligations in seeking to achieve its investment objectives. Such investments may include municipal bonds issued at a discount, in circumstances where the Adviser determines that such investments would facilitate the Fund's ability to achieve its investment objectives. Dividends on shares attributable to interest on municipal securities held by the Fund will not be exempt from federal income taxes. The Adviser does not currently anticipate seeking investments in the common stock of any issuers. However, the Fund may acquire securities convertible into common stock or receive common stock in lieu of dividends, interest or principal.

                       OFFIT EMERGING MARKETS BOND FUND


INVESTMENT OBJECTIVE

     The Fund's investment objective is to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests primarily in corporate and sovereign debt securities of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt instruments denominated in any currency, including U.S. dollars, but may invest up to 20% of its total assets in equity securities. An emerging market country is a country that is considered to be an emerging or developing country by the World Bank or the International Finance Corporation, or is determined by the Adviser to have per capita gross domestic product below $7,500 (in 1994 dollars). The Fund attempts to benefit from investment opportunities deriving from long-term improvement in economic and political conditions, and other positive developments and trends in emerging markets countries. In addition, the Fund may invest in Brady Bonds, zero coupon securities, pay-in-kind bonds and discount obligations. The Fund may invest in debt securities of any maturity and the interest rates on such securities may be fixed or floating.


PRINCIPAL RISK FACTORS

o    Investors may lose money.

o There is no limit on the amount of the Fund's total assets that may be invested in non-U.S. dollar-denominated securities. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. These types of risks may lead to greater losses in emerging markets.

o Although the Fund will generally be invested in the issues of at least three different countries, it may invest up to 25% of its total assets in the debt obligations of any one country. Concentration in any one country intensifies the international investing risks related to such country.

o All or a substantial portion of the securities purchased by the Fund may be lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

o Since the Fund attempts to benefit from investment opportunities derived from long-term improvement in economic and political conditions, and other positive trends and developments in emerging market countries, it is intended for long-term investors. You should consider your ability to buy and hold this Fund for the long-term.

     For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.

                               PRIOR PERFORMANCE


ANNUAL TOTAL RETURNS

     The bar chart below shows the annual total returns for Select Shares of the Fund for the last six calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future.



    23.38%       26.56%       10.67%       -11.92%      27.81%       7.44%
--------------------------------------------------------------------------------
     1995         1996         1997         1998         1999        2000

     Since inception (March 8, 1994), the highest calendar quarter total return for Select Shares of the Fund was 17.07% (quarter ended December 31, 1998) and the lowest calendar quarter total return was (25.92%) (quarter ended September 30, 1998).


AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

     The table below shows how the Fund's average annual total returns for the past one and five calendar years and since inception, with respect to Select Shares, compare with the Lipper Analytical Emerging Market Debt Index (the "Lipper Emerging Market Index") for the same periods. Performance information for the Advisor Shares is not included because these shares have not been operational for a full calendar year. After this class has a full calendar year of operations, performance information will be included in the prospectus. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one and five years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                     AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                     -------------------------------------------
                                        1 YEAR     5 YEARS    SINCE INCEPTION
                                        ------     -------    ---------------
Select Shares* .....................      7.44%      11.11%        10.73%
Lipper Emerging Market Index .......      9.43%      11.06%         8.85%

------------
*     Commenced operations on March 8, 1994.

                       OFFIT EMERGING MARKETS BOND FUND
                         FEES AND EXPENSES OF THE FUND

     Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                         SELECT         ADVISOR
                                                                         SHARES        SHARES(1)
                                                                         ------        ---------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge imposed on purchases ..........................      None            None
Maximum deferred sales charge ......................................      None            None
Maximum sales charge imposed on reinvested dividends ...............      None            None
90 day redemption fee (as a percentage of amount redeemed) .........      1.50%(2)        1.50%(2)
90 day exchange fee (as a percentage of amount exchanged) ..........      1.50%(2)        1.50%(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets) ...............
Advisory fees ......................................................      0.90%           0.90%
Distribution (rule 12b-1) fees (before waiver)(3) ..................      None            0.25%
Other expenses(4) ..................................................      0.25%           0.50%
                                                                          -----           -----
 Total annual Fund operating expenses ..............................      1.15%           1.65%
                                                                          =====           =====

------------
(1) The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."

(2) You will be charged a 1.50% fee if you redeem or exchange Select Shares or Advisor Shares of the Fund within 90 days of purchase.

(3) The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(4) "Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares.


EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

     o  you reinvested all dividends and distributions

     o  the average annual total return was 5%

     o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods

     o  you redeemed all of your investment at the end of the time period

     Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
                             ------     -------     -------     --------
Select Shares ...........     $117        $365        $633      $1,398
Advisor Shares ..........     $168        $520        $897      $1,955

     The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                        OFFIT EMERGING MARKETS BOND FUND
                             FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share and Advisor Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares and Advisor Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2000 has been audited by Ernst & Young LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2000, which is available without charge upon request. The financial statements for the Fund for periods prior to December 31, 2000 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

                                                                SELECT SHARES                                  ADVISOR SHARES
                                   -------------------------------------------------------------------------   --------------
                                                                                                                  FOR THE
                                      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE          PERIOD
                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED         ENDED
                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                       2000           1999           1998           1997           1996            2000*
                                   ------------   ------------   ------------   ------------   ------------    --------------
PER SHARE OPERATING
 PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
 PERIOD .........................   $   9.31        $   8.20       $  10.46       $  11.03       $   9.91         $ 8.92
                                    --------        --------       --------       --------       --------         ------
 Net investment income ..........       1.05            1.06           0.99           1.15           1.00           0.54
 Net realized and unrealized
  gain (loss) ...................      (0.38)           1.09          (2.23)            --           1.55           0.01
                                    --------        --------       --------       --------       --------         ------
 Total income (loss) from
  investment operations .........       0.67            2.15          (1.24)          1.15           2.55           0.55
                                    --------        --------       --------       --------       --------         ------
LESS DIVIDENDS AND
 DISTRIBUTIONS FROM:
 Net investment income ..........      (1.05)          (1.02)         (0.97)         (1.15)         (1.00)         (0.54)
 Excess of net investment
  income ........................         --              --             --          (0.04)            --             --
 Net realized gains .............         --              --             --          (0.53)         (0.43)            --
 Excess of realized gains .......         --              --          (0.03)            --             --             --
 Return of capital ..............         --           (0.02)         (0.02)            --             --             --
                                    --------        --------       --------       --------       --------         ------
 Total dividends and
  distributions .................      (1.05)          (1.04)         (1.02)         (1.72)         (1.43)         (0.54)
                                    --------        --------       --------       --------       --------         ------
 Net change in net asset value
  per share .....................      (0.38)           1.11          (2.26)         (0.57)          1.12           0.01
                                    --------        --------       --------       --------       --------         ------
NET ASSET VALUE, END OF PERIOD...   $   8.93        $   9.31       $   8.20       $  10.46       $  11.03         $ 8.93
                                    ========        ========       ========       ========       ========         ======
TOTAL RETURN(a) .................       7.44%          27.81%        (11.92)%        10.67%         26.56%          6.21%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (in
 thousands) . ...................   $163,782        $173,724       $148,908       $210,777       $116,144         $    1
 Ratios to average net assets:
  Expenses** ....................       1.09%           1.08%          1.10%          1.29%          1.16%          1.34%(c)
  Net investment income .........      11.42%          12.27%         10.53%          9.49%          9.62%         11.17%(c)
PORTFOLIO TURNOVER RATE .........        113%             74%            77%           179%           136%           113%

------------
*     Sales of Advisor Shares began on June 6, 2000.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntarily fee reductions and/or reimbursements had not occurred, the ratios would have been higher.

(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

(b)   Not annualized.

(c)   Annualized.

                       OFFIT EMERGING MARKETS BOND FUND
                 INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

     The investment objective of the Fund is to provide a competitive total investment return by focusing on current yield and opportunities for capital appreciation. The Fund seeks to achieve its objective by investing primarily in corporate and sovereign debt instruments of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt instruments. As used in this Prospectus, an "emerging market country" is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the "World Bank") or the International Finance Corporation, or is determined by the Adviser to have per capita gross domestic product below $7,500 (in 1994 dollars). Under normal circumstances, the Fund will be invested in at least three different countries. Subject to the restriction that the Fund will not invest 25% or more of its total assets in obligations issued by any one country, its agencies, instrumentalities or political subdivisions, there is no limit on the amount the Fund may invest in issuers located in any one country, or in securities denominated in the currency of any one country, in order to take advantage of what the Adviser believes to be favorable yields, currency exchange conditions or total investment return potential. The Fund's investments may be denominated in any currency, including U.S. dollars.

     The Fund seeks to achieve a competitive U.S. dollar total investment return while reducing volatility. The Fund attempts to benefit from investment opportunities deriving from long-term improving economic and political conditions, and other positive trends and developments in emerging market countries. Accordingly, the Fund is intended for long-term investors and should not be considered as a vehicle for trading purposes. The continuation of a long-term international trend encouraging greater market orientation and economic growth may result in local or international political, economic or financial developments that could benefit the capital markets in emerging market countries.

     An "emerging market country" debt instrument or equity security, as used in this Prospectus, means an instrument or security (i) of an issuer organized or with more than 50% of its business activities in such emerging market country, (ii) denominated in such country's currency or with a primary trading market in such emerging market country, (iii) of a company which derives at least 50% of its gross revenues from goods produced, sales made, services performed or investments in such emerging market country, or (iv) issued or guaranteed by the government of such emerging market country, its agencies, political subdivisions or instrumentalities, or the central bank of such country. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to companies. See "Risks of Investing in the Funds -- Securities of Non-U.S. Issuers" and "Risks of Investing in the Funds -- High Yield, High Risk Debt Securities."

     Through credit analysis, the Adviser seeks to protect principal and to minimize market and individual credit risk, as well as to identify opportunities for capital appreciation. In selecting particular debt instruments for the Fund, the Adviser intends to consider factors such as liquidity, price volatility, tax implications, interest rate sensitivity, foreign currency exchange risks, counterparty risks and technical market considerations. The Adviser is free to invest in debt instruments of any maturity and duration and interest rates on such securities may be fixed or floating. Debt instruments in which the Fund may invest will not be required to meet a minimum rating standard and a substantial amount of such instruments are expected to be non-investment grade securities (i.e., rated BB or lower by S&P, or Ba or lower by Moody's, or if unrated, of comparable quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and Fitch. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing securities or securities in default when purchased. See "Risks of Investing in the Funds -- High Yield, High Risk Debt Securities."

     The Fund may invest in "Brady Bonds," which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

     The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially equal to at least one year's rolling interest payments based on the applicable interest rate at that time and then adjusted at regular intervals thereafter.

     The Fund may invest in zero coupon securities and debt securities acquired at a discount. A substantial portion of the Fund's sovereign debt securities may be acquired at a discount. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. The entire return of a zero coupon security consists of the amortization of discount. The Fund may also purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Fund may receive payments from pay-in-kind bonds in the form of both debt and equity securities provided that such equity securities do not cause the Fund to exceed its respective investment limitation in equity securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

     Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than does the value of ordinary interest-bearing debt securities with similar maturities.

     The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objectives, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.


                             ADDITIONAL STRATEGIES

     The Fund may invest up to 20% of its total assets in common stocks, preferred stocks, detachable warrants and other equity securities that may or may not be listed or traded on a recognized securities exchange. The Fund intends that such investments in equity securities often will be related to the Fund's investments in debt instruments, such as those equity securities received upon the exercise of convertible debt instruments or attached warrants, or those equity securities acquired pursuant to investment opportunities derived from the Fund's activities in emerging market debt markets. The equity securities purchased by the Fund may include American Depository Receipts, European Depository Receipts and interests in investment companies.

                        OFFIT LATIN AMERICA EQUITY FUND


INVESTMENT OBJECTIVES

     The Fund's primary investment objective is capital appreciation. Current income is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests, under normal circumstances, at least 80% of its total assets in equity securities (including depository receipts and depository shares) of Latin American issuers (as defined in this Prospectus). The Fund employs a "top down" equity strategy pursuant to which it analyzes broad economic trends and selects investments that it believes will benefit from those trends. Stock selection is designed to identify companies in high growth industries that are attractively valued based on their future earnings potential.


PRINCIPAL RISK FACTORS

o    Investors may lose money.

o There is no limit on the amount of the Fund's total assets that may be invested in non-U.S. dollar-denominated securities. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. These types of risks may lead to greater losses in emerging markets.

o The Fund is not limited with respect to the proportion of its total assets that may be invested in the securities of issuers located in any one Latin American country. Concentration in any one country intensifies the international investing risks related to such country.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

o Since the Fund attempts to benefit from investment opportunities resulting from long-term improvement in economic and political conditions, and other positive trends and developments in Latin American countries, it is intended for long-term investors. You should consider your ability to buy and hold this Fund for the long-term.

     For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.

                               PRIOR PERFORMANCE


ANNUAL TOTAL RETURNS

     The bar chart below shows the annual total returns for Select Shares of the Fund for the last four calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future.


             24.22%         -46.96%        52.76%         -20.67%
        ------------------------------------------------------------
              1997           1998           1999           2000



     Since inception (February 13, 1996), the highest calendar quarter total return for Select Shares of the Fund was 43.77% (quarter ended December 31,
1999) and the lowest calendar quarter total return was (36.11%) (quarter ended September 30, 1998).


AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

     The table below shows how the Fund's average annual total returns for the past calendar year and since inception compare with the ING Barings Emerging Markets -- Latin America Equity Index (the "Barings Index") for the same periods. As of the date of this prospectus, there were no Advisor Shares outstanding. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.


                                  AVERAGE ANNUAL TOTAL
                                 RETURNS AS OF 12/31/00
                              ----------------------------
                               1 YEAR      SINCE INCEPTION
                               ------      ---------------
Select Shares* .........       (20.67%)          (0.31%)
Barings Index ..........       (16.71%)           2.33%

------------
*     Commenced operations on February 13, 1996.

                        OFFIT LATIN AMERICA EQUITY FUND
                         FEES AND EXPENSES OF THE FUND

     Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                        SELECT         ADVISOR
                                                                        SHARES        SHARES(1)
                                                                        ------        ---------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge imposed on purchases ..........................     None           None
Maximum deferred sales charge ......................................     None           None
Maximum sales charge imposed on reinvested dividends ...............     None           None
90 day redemption fee (as a percentage of amount redeemed) .........     None           1.50%(2)
90 day exchange fee (as a percentage of amount exchanged) ..........     None           1.50%(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets, shown as a percentage of average net assets)
Advisory fees ......................................................     1.00%          1.00%
Distribution (Rule 12b-1) fees (before waiver)(3) ..................     None           0.25%
Other expenses(4) ..................................................     0.75%          1.00%
                                                                         ----           -----
 Total annual Fund operating expenses ..............................     1.75%          2.25%
                                                                         ====           =====

------------
(1) The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."

(2) You will be charged a 1.50% fee if you redeem or exchange Advisor Shares of the Fund within 90 days of purchase.

(3) The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(4) "Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares.


EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:


     o  you reinvested all dividends and distributions


     o  the average annual total return was 5%


     o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods


     o  you redeemed all of your investment at the end of the time period

     Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                            1 YEAR    3 YEARS   5 YEARS   10 YEARS
                            ------    -------   -------   --------
Select Shares ...........    $178       $551    $  949    $2,062
Advisor Shares ..........    $228       $703    $1,205    $2,585

     The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                        OFFIT LATIN AMERICA EQUITY FUND
                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2000 has been audited by Ernst & Young LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2000, which is available without charge upon request. The financial statements for the Fund for periods prior to December 31, 2000 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

                                                                 SELECT SHARES(d)                                ADVISOR SHARES(f)
                                      -------------------------------------------------------------------------  -----------------
                                                                                               FROM THE PERIOD
                                                                                              FROM FEBRUARY 13,       FOR THE
                                       FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR       1996**            PERIOD
                                           ENDED         ENDED         ENDED         ENDED         THROUGH             ENDED
                                       DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                           2000          1999          1998          1997            1999             1997***
                                      -------------- ------------ -------------- ------------ -----------------  -----------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
 PERIOD .............................   $ 11.08         $  7.34      $ 14.13        $ 11.66        $ 10.00(c)         $15.11(e)
                                        -------         -------      -------        -------        -------            ------
 Net investment income (loss) .......     (0.01)           0.09         0.27           0.09           0.20             (0.21)
 Net realized and unrealized gain
  (loss) ............................     (2.28)           3.78        (6.82)          2.74           2.11             (0.50)
                                        -------         -------      -------        -------        -------            ------
 Total income (loss) from
  investment operations .............     (2.29)           3.87        (6.55)          2.83           2.31             (0.71)
                                        -------         -------      -------        -------        -------            ------
LESS DIVIDENDS AND DISTRIBUTIONS
 FROM:
 Net investment income (loss) .......        --           (0.09)       (0.23)         (0.09)         (0.20)            (0.01)
 Excess of net investment income ....        --           (0.04)          --          (0.02)            --                --
 Net realized gains .................        --              --        (0.01)         (0.25)         (0.45)            (0.25)
                                        -------         -------      -------        -------        -------            ------
 Total dividends and distributions...        --           (0.13)       (0.24)         (0.36)         (0.65)            (0.26)
                                        -------         -------      -------        -------        -------            ------
 Net change in net asset value per
  share .............................     (2.29)           3.74        (6.79)          2.47           1.66             (0.97)
                                        -------         -------      -------        -------        -------            ------
NET ASSET VALUE, END OF PERIOD ......   $  8.79         $ 11.08      $  7.34        $ 14.13        $ 11.66            $14.14
                                        =======         =======      =======        =======        =======            ======
TOTAL RETURN(a) .....................    (20.67)%         52.76%      (46.96)%        24.22%         23.36%(b)         (4.64)%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (in
 thousands) .........................   $13,338         $23,945      $16,356        $55,034        $13,308            $   18
 Ratios to average net assets:
  Expenses* .........................      1.54%           1.28%        1.97%          1.60%          2.00%(c)          1.73%(c)
  Net investment income (loss) ......     (0.10)%          1.42%        2.53%          0.26%          1.97%(c)         (0.73)%(c)
PORTFOLIO TURNOVER RATE .............        41%             63%          53%            98%           133%               98%

------------
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntarily fee reductions and/or reimbursements had not occurred, the ratios would have been higher.

**    Commencement of operations.

***   Sale of Advisor Shares began on June 23, 1997.

(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

(b)   Not annualized.

(c)   Annualized.

(d)   As of December 31, 2000, there were no Advisor Shares outstanding.

(e)   Initial offering price.

(f) For the period May 12, 2000 through May 18, 2000 there were Advisor Shares outstanding. As of December 31, 2000 there were no Advisor Shares outstanding. Financial highlights for this period are not being presented as information for this short period is not considered meaningful.

                        OFFIT LATIN AMERICA EQUITY FUND
                 INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

     The Fund's investment objective is capital appreciation. the Fund will seek to achieve its objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of Latin American issuers, as defined below.

     The Fund is actively managed to seek to benefit from investment opportunities derived from long-term improvement in economic and political conditions and other positive trends and developments in Latin American countries. The Fund's equity strategy is "top down" oriented seeking to invest in those countries that offer the best economic growth perspectives. Stock selection is designed to identify companies in high growth industries that are attractively valued based on their future earnings potential. Accordingly, the Fund is intended for long-term investors and should not be considered as a vehicle for trading purposes. The Adviser believes that the continuation of a long-term international trend encouraging greater market orientation and economic growth may result in local or international political, economic or financial developments that could benefit the capital markets in Latin American countries.

     For purposes of this Prospectus, Latin American issuers are: (i) companies organized under the laws of a Latin American country; (ii) companies whose securities are principally traded in Latin American countries; (iii) subsidiaries of companies described in clause (i) or (ii) above that issue debt securities guaranteed by, or securities payable with (or convertible into) the stock of, companies described in clause (i) or (ii); (iv) companies that derive at least 50% of their revenues from either goods produced or services performed in Latin America or sales made in Latin America; and (v) the government of any Latin American country and its agencies and instrumentalities and any public sector entity fully or partly owned by any such government, agency or instrumentality. For purposes of this Prospectus, "Latin America" currently consists of the countries of Argentina, the Bahamas, Barbados, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, the Dominican Republic, Ecuador, El Salvador, French Guiana, Guatemala, Guyana, Haiti, Honduras, Jamaica, Mexico, the Netherlands Antilles, Nicaragua, Panama, Paraguay, Peru, Suriname, Trinidad and Tobago, Uruguay and Venezuela.

     The Fund may invest in American Depository Receipts ("ADRs") or other similar types of receipts or other similar securities, such as American Depository Shares and Global Depository Shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Fund may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects the Fund, to the extent of its investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Fund, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

     The Fund's assets will be allocated among the countries in Latin America in accordance with the Adviser's judgment as to where the best investment opportunities exist. The Fund is not limited with respect to the proportion of its total assets that may be invested in the securities of issuers located in any one Latin American country.

     In selecting equity investments for the Fund, the Adviser seeks to identify and invest in companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the Adviser will utilize internal financial, economic and credit analysis resources as well as information obtained from other sources. In selecting industries and companies for investment, the Adviser will consider factors such as overall growth prospects, competitive position in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management.

     The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.


                             ADDITIONAL STRATEGIES

     The Fund may invest in certain state-sponsored programs. For example, the governments of some Latin American countries, to varying degrees, have been engaged in programs of selling part or all of their stakes in government-owned or government-controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in privatizations in appropriate circumstances. The ability of foreign persons, such as the Fund, to participate in privatizations in certain Latin American countries may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that privatization programs will continue or be successful.

     The Fund seeks to provide current income as a secondary objective. Up to 20% of the total assets of the Fund may be invested at any one time in debt securities (including convertible debt securities, Brady Bonds and Pay-in-kind bonds) of Latin American issuers. In selecting particular debt securities for the Fund, the Adviser intends to consider factors such as liquidity, price volatility, tax implications, interest rate sensitivity, foreign currency exchange risks, counterparty risks and technical market considerations. The Adviser is free to invest in debt instruments of any maturity and duration and interest rates on such securities may be fixed or floating. All or a substantial amount of the debt securities in which the Fund may invest will be high yield, high risk debt securities which are unrated and comparable in quality to debt securities rated below investment grade (i.e., rated BB or lower by S&P, or Ba or lower by Moody's, or if unrated, of comparable quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and Fitch. Investments in high yield, high risk debt securities are considered to be speculative and involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than investment grade securities or securities of comparable value. Such investments may be non-performing securities or securities in default when purchased. See "Risks of Investing in the Funds-High Yield, High Risk Debt Securities." The Fund may invest in "Brady Bonds," which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas
F. Brady in 1989. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

     The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially equal to at least one year's rolling interest payments based on the applicable interest rate at that time and then adjusted at regular intervals thereafter.

     The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Fund may receive payments from pay-in-kind bonds in the form of both debt and equity securities provided that such debt securities do not cause the Fund to exceed its respective investment limitation in debt securities. The pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

     Pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of Pay-in-kind bonds appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than does the value of ordinary interest-bearing debt securities with similar maturities. Under current federal income tax law, the Fund is required to accrue in income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. See "Taxes."

                            OFFIT TOTAL RETURN FUND


INVESTMENT OBJECTIVE

     The Fund's investment objective is to maximize total return from a combination of capital appreciation and current income.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks to achieve its investment objective by investing primarily in a portfolio of fixed-income securities of varying maturities and by giving the Adviser broad discretion to invest the Fund's assets among certain segments of the fixed-income market that the Adviser believes will best contribute to achieving the Fund's objective. The Adviser may invest the Fund's assets based on the Adviser's analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. Government Securities, foreign sovereign and supranational debt obligations, including obligations of emerging market and developing countries, and debt instruments, convertible securities and preferred stocks of domestic and foreign corporations, including high yield securities. Portfolio holdings will be concentrated from time to time in areas of the fixed income markets which the Adviser believes to be relatively undervalued. The Fund may pursue the investment objective through investing directly in the markets and securities described in this Prospectus, or indirectly through investing in the other OFFIT Funds offered in this Prospectus.


PRINCIPAL RISK FACTORS

o    Investors may lose money.

o Under normal market conditions, the Fund will be invested in a variety of markets and instruments. However, the Fund may invest without limitation in any of the securities and markets in which it is authorized to invest, and the Fund's portfolio holdings will be concentrated, from time to time, in areas or securities which the Adviser believes to be relatively undervalued. Concentration in any area or security intensifies the risks to the Fund related to such area or security.

o The Fund may invest without limitation in lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o The Fund may invest without limitation in international securities. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. These types of risks are intensified in emerging markets.

o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

o In managing the Fund's assets, the Adviser may invest without limitation in other Offit Funds. To the extent such a strategy is used, the Fund will be subject to the risks related to such Funds.

    For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.


                               PRIOR PERFORMANCE

     The Fund does not have a full calendar year of operations. Performance information will be included in the prospectus when the Fund has performance history of at least one calendar year.

                            OFFIT TOTAL RETURN FUND
                         FEES AND EXPENSES OF THE FUND

     Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund. To the extent that the Fund invests in other OFFIT Funds, investors will be exposed to the fees of those underlying funds.

                                                                           SELECT         ADVISOR
                                                                           SHARES        SHARES(1)
                                                                           ------        ---------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge imposed on purchases .............................     None           None
Maximum deferred sales charge .........................................     None           None
Maximum sales charge imposed on reinvested dividends ..................     None           None
90 day redemption fee (as a percentage of amount redeemed) ............     None           1.50%(2)
90 day exchange fee (as a percentage of amount exchanged) .............     None           1.50%(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)
Advisory fees .........................................................     0.50%          0.50%
Distribution (rule 12b-1) fees (before waiver)(3) .....................     None           0.25%
Other expenses(4) .....................................................     2.67%          2.92%
                                                                            ----           -----
 Total annual Fund operating expenses (before waivers/ reimbursements)      3.17%          3.67%
Fee waivers(5) ........................................................     2.37%          2.37%
                                                                            ----           -----
Net expenses ..........................................................     0.80%          1.30%
                                                                            ====           =====

------------
(1) The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "other expenses."
(2) You will be charged a 1.50% fee if you redeem or exchange Advisor Shares of the Fund within 90 days of purchase.
(3) The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.
(4) "Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares.
(5) These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.


EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

     o  you reinvested all dividends and distributions

     o  the average annual total return was 5%

     o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods

     o  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
                             ------     -------     -------     --------
Select Shares ...........     $ 82      $  977      $1,659       $3,476
Advisor Shares ..........     $132      $1,123      $1,897       $3,924

     The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                            OFFIT TOTAL RETURN FUND
                             FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2000 has been audited by Ernst & Young LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2000, which is available without charge upon request.

     Advisor Shares of the Fund had not commenced investment operations as of December 31, 2000, therefore no financial highlights information is available for such shares.

                                                         SELECT SHARES(d)
                                                       ---------------------
                                                        FOR THE PERIOD FROM
                                                          JUNE 22, 2000*
                                                              THROUGH
                                                         DECEMBER 31, 2000
                                                       ---------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...............         $10.00(e)
                                                             ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .............................           0.34
 Net realized and unrealized gains .................           0.37
                                                             ------
 Total income from investment operations ...........           0.71
                                                             ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income .............................          (0.34)
 Net realized gains ................................          (0.10)
                                                             ------
Total dividends and distributions ..................          (0.44)
                                                             ------
 Net change in net asset value per share ...........           0.27
                                                             ------
NET ASSET VALUE, END OF PERIOD .....................         $10.27
                                                             ======
TOTAL RETURN(a) ....................................           7.25%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (in thousands) .........         $3,148
 Ratios to average net assets:
  Expenses** .......................................           0.69%(c)
  Net investment income ............................           6.33%(c)
PORTFOLIO TURNOVER RATE ............................            102%

------------
*     Commencement of operations.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.

(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

(b)   Not annualized.

(c)   Annualized.

(d)   As of December 31, 2000 there were no Advisor Shares outstanding.

(e)   Initial offering price.

                            OFFIT TOTAL RETURN FUND
                 INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

     The investment objective of the Fund is to maximize total return from a combination of capital appreciation and current income. The Fund will seek to achieve its objective by investing primarily in a portfolio of fixed-income securities of varying maturities and by giving OFFITBANK (the "Adviser") broad discretion to invest the Fund's assets among certain segments of the fixed-income market that the Adviser believes will best contribute to achieving the Fund's objective. At any point in time, the Adviser will invest the Fund's assets based on the Adviser's analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: securities of the U.S. Government, its agencies and instrumentalities, mortgage-backed and asset-backed securities, foreign sovereign and multi-national debt obligations, including obligations of emerging market and developing countries, debt instruments, convertible securities and preferred stocks of domestic and foreign corporations, including high yield securities, and local-currency denominated fixed income securities of issuers located in developed and emerging markets. The Fund may also invest in the securities of the other investment portfolios of the Company or investment companies managed by the Adviser. The Fund may invest directly in the markets and securities described in this prospectus, or indirectly through investing in the other OFFIT Funds offered in this Prospectus (the "underlying funds"). In allocating Fund assets among different investments, the Adviser will attempt to diversify its portfolio by investing directly in the various securities noted above. In order to increase its diversification of assets, the Adviser may invest portions of Fund assets in underlying funds that invest in the securities that the Adviser believes will allow the Fund to achieve its objective. To the extent that the Fund invests in the underlying funds, you will be exposed to the fees of those underlying funds. The investment objective of the Fund may not be changed except by a vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     In evaluating proposed investments for the Fund, the Adviser will seek to enhance the total return on the Fund's portfolio through the active management of: (1) portfolio duration; (2) allocation of investments among the various sectors of the fixed income market; (3) yield curve positioning; and (4) currency exposure. The Adviser will seek to maximize the Fund's total return in terms of U.S. dollars. The Adviser intends to base its investment decisions for the Fund on the continual evaluation of various factors, including: (1) the supply and demand for capital in various capital markets; (2) the shape of the global yield curve; (3) "bottom up" credit analysis of particular issuers, which involves research focused on individual issuers rather than on broad economic trends; (4) relative value between and within global capital markets; and (5) yield spreads among domestic high grade, non-dollar and high yield sectors. Portfolio holdings will be concentrated in areas of the fixed income market which the Adviser believes to be relatively undervalued. In evaluating markets, the Adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation factors (including the applicability and rate of withholding taxes) and other pertinent financial, social, national and political factors. There can be no assurance that the Fund will achieve its investment objective.

     The "total return" sought by the Fund will consist of interest from underlying securities, capital appreciation reflected in increases in the value of portfolio securities or from the purchase and sale of securities, and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Under normal market conditions, the Fund will invest its assets in a variety of markets and instruments, including securities of other investment companies, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, investment grade fixed income securities (including asset-backed and mortgage backed securities), high yield securities and international fixed income securities.

     The Fund may invest in any country where the Adviser sees potential for total return. In making international fixed income securities investments, the Adviser may consider, among other things, the relative growth and inflation rates of different countries. The Adviser may also consider expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns of securities denominated in foreign currencies. The Adviser may further evaluate, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries.

     The Fund expects to primarily invest in income-producing securities, together with certain futures, options and foreign currency contracts and other investments described below. The Fund may also invest in lower quality fixed income securities. Investments in these high yield, high risk debt securities are considered to be speculative and involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than investment grade securities or securities of comparable value. Some of these high yield, high risk investments may be non-performing when purchased. See "Risks of Investing in the Funds-High Yield, High Risk Debt Securities."

     The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price and risk of default than securities in higher rating categories. See "Risks of Investing in the Funds-High Yield, High Risk Debt Securities." In purchasing such securities, the Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which the Adviser believes will be in default. See Appendix A to this Prospectus for a description of ratings of Standard & Poor's Ratings Group, Moody's Investors Services, Inc. and Fitch IBCA.

     The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

     In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

                     OFFIT U.S. GOVERNMENT SECURITIES FUND


INVESTMENT OBJECTIVE

     The Fund's investment objective is to seek current income.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks to achieve its investment objective through the active management of portfolio duration and sector allocation and by investing, under normal circumstances, at least 80% of its total assets in U.s. Government Securities (as defined in this Prospectus). In addition, the Fund may invest up to 20% of its total assets in other fixed income securities rated AAA by Standard & Poor's Rating Group or Fitch IBCA, or Aaa by Moody's Investors Services, Inc., or securities deemed to be of comparable quality by the Adviser, including: debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by the agencies or instrumentalities of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom; debt obligations of supranational entities; non-U.S. dollar denominated debt obligations of the U.S. Government; and corporate obligations including asset-backed securities. Investment decisions are based on a continual evaluation of the supply and demand for capital, the current and future shape of the yield curve, underlying trends in the direction of interest rates and relative value among market sectors. the Fund is not limited with regard to the maturities of the securities in which it may invest.


PRINCIPAL RISK FACTORS

     o  Investors may lose money.

     o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

     o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

     o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in the securities of a small number of issuers. This makes the Fund more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence.

     o The Fund is subject to prepayment risk, which is the risk that a debt security may be paid off and proceeds must be reinvested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rates.

     For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.

                               PRIOR PERFORMANCE


ANNUAL TOTAL RETURN

     The bar chart below shows the annual total return for Select Shares of the Fund for the last three calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance over time. Past performance is not necessarily an indicator of how the Fund will perform in the future.


                      9.82%          -1.95%       11.98%
                  ------------------------------------------
                      1998           1999          2000

     Since inception (July 1, 1997), the highest calendar quarter total return for Select Shares of the Fund was 6.26% (quarter ended September 30, 1998) and the lowest calendar quarter total return was (1.52%) (quarter ended March 31, 1999).


AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

     The table below shows how the Fund's average annual total returns for the past calendar year and since inception, with respect to Select Shares, compare with the Merrill Lynch 5 Year U.S. Treasury Index (the "ML Treasury Index") for the same periods. No prior performance is available for Advisor Shares of the Fund as Advisor Shares have not yet commenced investment operations. The table provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                            AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                            -------------------------------------------
                                1 YEAR              SINCE INCEPTION
                                ------              ---------------
Select Shares* ............     11.98%                   6.88%
ML Treasury Index .........     11.88%                   6.84%

------------
*     Commenced operations on July 1, 1997.

                     OFFIT U.S. GOVERNMENT SECURITIES FUND
                         FEES AND EXPENSES OF THE FUND

     Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                           SELECT         ADVISOR
                                                                           SHARES        SHARES(1)
                                                                           ------        ---------
SHAREHOLDER FEES (fees paid directly from your investment, shown as a percentage of average net assets)
Maximum sales charge imposed on purchases ............................      None           None
Maximum deferred sales charge ........................................      None           None
Maximum sales charge imposed on reinvested dividends .................      None           None
90 day redemption fee (as a percentage of amount redeemed) ...........      None           1.50%(2)
90 day exchange fee (as a percentage of amount exchanged) ............      None           1.50%(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)
Advisory fees ........................................................      0.35%          0.35%
Distribution (rule 12b-1) fees (before waiver)(3) ....................      None           0.25%
Other expenses(4) ....................................................      0.28%          0.53%
                                                                            ----           -----
Total annual Fund operating expenses (before waivers/ reimbursements)       0.63%          1.13%
Fee waivers(5) .......................................................      0.13%          0.13%
                                                                            ----           -----
Net expenses .........................................................      0.50%          1.00%
                                                                            ====           =====

------------
(1) The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."
(2) You will be charged a 1.50% fee if you redeem or exchange Advisor Shares of the Fund within 90 days of purchase.
(3) The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.
(4) "Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares. Since Advisor Shares of the Fund have not yet commenced investment operations, the amount set forth above for "Other expenses" for Advisor Shares is an estimate.
(5) These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.

EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

    o  you reinvested all dividends and distributions

    o  the average annual total return was 5%

    o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods

    o  you redeemed all of your investment at the end of the time period

     Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
                             ------     -------     -------     --------
Select Shares ...........     $ 51        $202        $351       $  786
Advisor Shares ..........     $102        $359        $622       $1,375

     The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                     OFFIT U.S. GOVERNMENT SECURITIES FUND
                             FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2000 has been audited by Ernst & Young LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2000, which is available without charge upon request. The financial statements for the Fund for the periods prior to December 31, 2000 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

     Advisor Shares of the Fund had not commenced operations as of December 31, 2000, therefore no financial highlights information is available for such shares.

                                                                              SELECT SHARES(d)
                                                   ----------------------------------------------------------------------
                                                                                                         FOR THE PERIOD
                                                    FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FROM JULY 1, 1997*
                                                        ENDED            ENDED            ENDED             THROUGH
                                                    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,        DECEMBER 31,
                                                        2000             1999             1998                1997
                                                   --------------   --------------   --------------   -------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...........      $  9.76          $ 10.46          $ 10.17             $10.00(e)
                                                      -------          -------          -------             ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .........................         0.57             0.49             0.50               0.27
 Net realized and unrealized gain (loss) .......         0.56            (0.69)            0.48               0.19
                                                      -------          -------          -------             ------
 Total income (loss) from investment
   operations ..................................         1.13            (0.20)            0.98               0.46
                                                      -------          -------          -------             ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income .........................        (0.57)           (0.49)           (0.50)             (0.27)
 Excess of net investment income ...............           --              --                --              (0.01)
 Net realized gains ............................           --            (0.01)           (0.19)             (0.01)
                                                      -------          -------          -------             ------
   Total dividends and distributions ...........        (0.57)           (0.50)           (0.69)             (0.29)
                                                      -------          -------          -------             ------
   Net change in net asset value per share......         0.56            (0.70)            0.29               0.17
                                                      -------          -------          -------             ------
NET ASSET VALUE, END OF PERIOD .................      $ 10.32          $  9.76          $ 10.46             $10.17
                                                      =======          =======          =======             ======
TOTAL RETURN(a) ................................        11.98%           (1.95)%           9.82%              4.71%(b)

RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands).....      $52,693          $42,422          $39,359             $3,955
 Ratios to average net assets:
   Expenses** ..................................         0.50%            0.50%            0.50%              0.50%(c)
   Net investment income .......................         5.74%            4.85%            4.59%              5.32%(c)
PORTFOLIO TURNOVER RATE ........................          592%             225%             423%               153%

------------
*     Commencement of operations.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntarily fee reductions and/or reimbursements had not occurred, the ratio would have been higher.

(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

(b)   Not annualized.

(c)   Annualized.

(d)   As of December 31, 2000, there were no Advisor Shares outstanding.

(e)   Initial offering price.

                     OFFIT U.S. GOVERNMENT SECURITIES FUND
                 INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


     The Fund's investment objective is to seek current income. the Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in U.S. Government Securities (as defined below). In addition, the Fund may invest up to 20% of its total assets in sovereign obligations of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom, and in other fixed income securities as described below. Any Fund investments denominated in any foreign currency will be hedged against fluctuations in value versus the U.S. dollar.

     Obligations of the U.S. Government in which the Fund may invest are in two broad categories and include the following: (i) direct obligations of the U.S. Treasury, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury Bills (maturities of one year or less), U.S. Treasury Notes (maturities of one to ten years), and U.S. Treasury Bonds (generally, maturities greater than ten years); and (ii) obligations, including mortgage-backed securities, issued or guaranteed by agencies or instrumentalities of the U.S. Government which are supported by: (a) the full faith and credit of the U.S. Government (e.g., Government National Mortgage Association ("GNMA") Certificates); (b) the right of the issuer to borrow an amount limited to a specific amount of credit from the U.S. Government; (c) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (d) the discretionary authority of the U.S. Government to purchase certain obligations of U.S. Government agencies or instrumentalities (collectively, "U.S. Government Securities").

     The agencies and instrumentalities that issue U.S. Government Securities include, among others, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Student Loan Marketing Association and U.S. Maritime Administration.

     Securities issued by the U.S. Government differ with respect to maturity and mode of payment. The modes of payment are coupon paying and capital appreciation. Coupon paying bonds and notes pay a periodic interest payment, usually semi-annually, and a final principal payment at maturity. Capital appreciation bonds and Treasury bills accrue a daily amount of interest income, and pay a stated face amount at maturity. Most U.S. Government capital appreciation bonds were created as a result of the separation of coupon paying bonds into distinct securities representing the periodic coupon payments and the final principal payments. This is referred to as "stripping." The separate securities representing a specific payment to be made by the U.S. Government on a specific date are also called "zero coupon bonds." Current federal tax law requires the Fund to accrue as income daily a portion of the original issue discount at which each zero coupon bond was purchased. See "Non-Primary Investment Strategies and Related Risks-Zero Coupon Securities, Pay-in-Kind Bonds and Discount Obligations" in the Statement of Additional Information.

     At any given time, there is a relationship between the yield of a particular U.S. Government Security and its maturity. This is called the "yield curve." Since U.S. Government Securities are assumed to have relatively low credit risks, the main determinant of yield differential between individual securities is maturity. When the yield curve is such that longer maturities correspond to higher yields, the yield curve has a positive slope and is referred to as a "normal" yield curve. At certain times shorter maturities have high yields and the yield curve is said to be "inverted." Even when the yield curve is "normal" (i.e., has a positive slope), the relationship between yield and maturity for some U.S. Government stripped securities is such that yields increase with maturity up to some point, and then after peaking, decline so that the longest maturities are not the highest yielding.

     U.S. Government Securities of the type in which the Fund may invest have historically involved little risk of principal if held to maturity. Any guarantee of the securities in the Fund, however, does not guarantee the net asset value of the shares of the Fund. Normally, the value of the Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise, the value of the Fund's investments will tend to decline and as interest rates fall, the value of the Fund's investments will tend to increase. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer.

     From time to time, a significant portion of the Fund's assets may be invested in mortgage-related (including mortgage-backed) securities, representing participation interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. Government. As described below with respect to the Mortgage Securities Fund, mortgaged-backed securities generally provide monthly payments which are, in effect, a "pass through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The yield on mortgage-backed securities is based on the prepayment rates experienced over the life of the security, which tend to increase during periods of falling interest rates. The Fund may also invest in collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through certificates. Only CMOs issued or guaranteed by agencies or instrumentalities of the U.S. Government will be included for purposes of the Fund's policy of investing 80% of its assets in U.S. Government Securities. For a further description of CMOs, see the Mortgage Securities Fund below.

     The Fund is not limited to the maturities of the securities in which it may invest. Debt securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities.

     The Adviser seeks an enhanced fixed income return through the active management of portfolio duration and sector allocation. Investment decisions are based on a continual evaluation of the supply and demand for capital, the current and future shape of the yield curve, underlying trends in the direction of interest rates and relative value among market sectors. The selection of individual investments reflects the Adviser's view of relative value within and among market sectors. The Adviser manages duration and maturity to take advantage of interest rates and yield curve trends.

     Up to 20% of the Fund's total assets may be allocated to other fixed income securities, each of which will be rated AAA by S&P, or Aaa by Moody's or will be deemed of comparable quality by the Adviser, including: debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom; debt obligations of supranational entities; non-U.S. dollar denominated debt obligations of the U.S. Government; and corporate obligations including asset-backed securities. Any Fund investment denominated in a foreign currency will be hedged against fluctuations in value versus the U.S. dollar.

     The obligations of foreign governmental entities and supranational issuers have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental agencies, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions, if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

     The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

                        OFFIT MORTGAGE SECURITIES FUND


INVESTMENT OBJECTIVE

     The Fund's investment objective is to maximize total return from a combination of investment income and capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of investment grade or comparable mortgage-related securities issued by U.S. entities. The Fund will invest primarily in mortgage-related securities representing interests in residential property, adjustable rate and derivative multiclass mortgage securities and collateralized mortgage obligations issued by U.S. entities. Up to 20% of the Fund's assets may be invested in investment grade or comparable fixed income securities of U.S. and non-U.S. issuers, including mortgage related securities of issuers in Canada, the United Kingdom, Denmark or other countries which may develop mortgage securities markets in the future. The Fund is not limited with regard to the maturities of the securities in which it may invest.


PRINCIPAL RISK FACTORS

o    Investors may lose money.

o A substantial portion of the securities purchased by the Fund may be mortgage-backed and/or asset-backed securities, the value of which may be highly sensitive to interest rate changes.

o Under normal circumstances at least 80% of the Fund's net assets will be invested in mortgage related securities issued by U.S. entities, which are inversely affected by changes in interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates).

o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o Stripped mortgage securities or derivative multiclass mortgage securities have greater volatility than other types of mortgage securities and are extremely sensitive to changes in interest rates and prepayments.

o The Fund is subject to prepayment risk, which is the risk that a debt security may be paid off and proceeds must be reinvested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rates.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in the securities of a small number of issuers. This makes the Fund more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence.

     For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.

                               PRIOR PERFORMANCE


ANNUAL TOTAL RETURN

     The bar chart below shows the annual total return for Select Shares of the Fund for the last three calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance over time. Past performance is not necessarily an indicator of how the Fund will perform in the future.


                    7.26%          0.23%         10.86%
                ------------------------------------------
                    1998           1999           2000


     Since inception (July 1, 1997), the highest calendar quarter total return for Select Shares of the Fund was 3.84% (quarter ended December 31, 2000) and the lowest calendar quarter total return was (1.21%) (quarter ended June 30, 1999).


AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

     The table below shows how the Fund's average annual total returns for the past calendar year and since inception, with respect to Select Shares, compare with the Merrill Lynch Mortgage Master Index (the "ML Master Index") for the same periods. No prior performance is available for Advisor Shares of the Fund as Advisor Shares have not yet commenced investment operations. The table provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.





                                AVERAGE ANNUAL TOTAL
                               RETURNS AS OF 12/31/00
                            ----------------------------
                             1 YEAR      SINCE INCEPTION
                            ---------   ----------------
Select Shares* ..........     10.86%          6.63%
ML Master Index .........     11.28%          7.13%

------------
*     Commenced operations on July 1, 1997.

                        OFFIT MORTGAGE SECURITIES FUND
                         FEES AND EXPENSES OF THE FUND

     Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                             SELECT         ADVISOR
                                                                             SHARES        SHARES(1)
                                                                             ------        ---------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge imposed on purchases ..............................      None           None
Maximum deferred sales charge ..........................................      None           None
Maximum sales charge imposed on reinvested dividends ...................      None           None
90 day redemption fee (as a percentage of amount redeemed) .............      None           1.50%(2)
90 day exchange fee (as a percentage of amount exchanged) ..............      None           1.50%(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets, shown as a percentage of average net assets)
Advisory fees ..........................................................      0.35%          0.35%
Distribution (Rule 12b-1) fees (before waiver)(3) ......................      None           0.25%
Other expenses(4) ......................................................      0.30%          0.55%
                                                                              ----           -----
Total annual Fund operating expenses (before waivers/ reimbursements)...      0.65%          1.15%
Fee waivers(5) .........................................................      0.15%          0.15%
                                                                              ----           -----
Net expenses ...........................................................      0.50%          1.00%
                                                                              ====           =====

------------
(1) The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."
(2) You will be charged a 1.50% fee if you redeem or exchange Advisor Shares of the Fund within 90 days of purchase.
(3) The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.
(4) "Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares. Since Advisor Shares of the Fund have not yet commenced investment operations, the amount set forth above for "Other expenses" for Advisor Shares is an estimate.
(5) These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.


EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:


o    you reinvested all dividends and distributions

o    the average annual total return was 5%

o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods

o    you redeemed all of your investment at the end of the time period

     Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
                             ------     -------     -------     --------
Select Shares ...........     $ 51        $208        $362       $  810
Advisor Shares ..........     $102        $365        $633       $1,398

     The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                         OFFIT MORTGAGE SECURITIES FUND
                             FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2000 has been audited by Ernst & Young LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2000, which is available without charge upon request. The financial statements for the Fund for the periods prior to December 31, 2000 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

     Advisor Shares of the Fund had not commenced operations as of December 31, 2000, therefore no financial highlights information is available for such shares.

                                                                             SELECT SHARES(d)
                                                   ---------------------------------------------------------------------
                                                                                                        FOR THE PERIOD
                                                    FOR THE YEAR     FOR THE YEAR     FOR THE YEAR           FROM
                                                        ENDED            ENDED            ENDED          JULY 1, 1997*
                                                    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,          THROUGH
                                                        2000             1999             1998         DECEMBER 31, 1997
                                                   --------------   --------------   --------------   ------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...........      $  9.71          $ 10.28          $ 10.17           $ 10.00(e)
                                                      -------          -------          -------           -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .........................         0.62             0.59             0.58              0.29
 Net realized and unrealized gain (loss) .......         0.39            (0.57)            0.14              0.22
                                                      -------          -------          -------           -------
 Total income from investment
   operations ..................................         1.01             0.02             0.72              0.51
                                                      -------          -------          -------           -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income .........................        (0.62)           (0.59)           (0.58)            (0.29)
 Excess of net investment income ...............           --               --            (0.01)            (0.01)
 Net realized gains ............................           --               --            (0.02)            (0.04)
                                                      -------          -------          -------           -------
 Total dividends and distributions .............        (0.62)           (0.59)           (0.61)            (0.34)
                                                      -------          -------          -------           -------
 Net change in net asset value per share .......         0.39            (0.57)            0.11              0.17
                                                      -------          -------          -------           -------
NET ASSET VALUE, END OF PERIOD .................      $ 10.10          $  9.71          $ 10.28           $ 10.17
                                                      =======          =======          =======           =======
TOTAL RETURN(a) ................................        10.86%            0.23%            7.26%             5.10%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (in thousands) .....      $45,024          $62,309          $54,461           $17,037
 Ratios to average net assets:
   Expenses** ..................................         0.50%            0.50%            0.50%             0.50%(c)
   Net investment income .......................         6.39%            5.92%            5.72%             5.77%(c)
PORTFOLIO TURNOVER RATE ........................           33%              29%              78%               81%

------------
*     Commencement of operations.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.

(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

(b)   Not annualized.

(c)   Annualized.

(d)   As of December 31, 2000, there were no Advisor Shares outstanding.

(e)   Initial offering price.

                        OFFIT MORTGAGE SECURITIES FUND
                 INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

     The investment objective of the Fund is to maximize total return from a combination of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing at least 80% of the value of its assets in a portfolio of investment grade or comparable mortgage-related securities.

     Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by residential or commercial property. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities, CMOs and stripped mortgage-backed securities. These mortgage-related securities include derivative mortgage securities.

     The Fund's primary emphasis will be on mortgage-related securities representing interests in residential property. Residential mortgage-related securities in the U.S. fall into three categories: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"); (ii) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers referred to in
(ii) and (iii) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     The residential mortgage pass-through securities in which the Fund will invest provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The Fund invests both in U.S. Government pass-through securities issued by GNMA, FNMA and FHLMC, and in pass-through securities issued by non-governmental issuers. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans.

     The Fund may also invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by residential mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

     The Fund may invest in CMOs issued by U.S. entities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by GNMA, FNMA or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass- through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The Fund has no present intention to invest in CMO residuals.

     The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payment of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-related securities.

     The Fund may purchase stripped mortgage securities which are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid and to such extent, together with any other illiquid investments, will be subject to the Fund's applicable restriction on investments in illiquid securities.

     Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

     In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs are similar in nature to those associated with IOs. The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

     Up to 20% of the Fund's total assets may be allocated to other fixed income securities, each of which will be rated investment grade by S&P, Moody's or Fitch will be deemed of comparable quality by the Adviser, including: mortgage related securities of issuers in Canada, Denmark, the United Kingdom or other countries which may develop mortgage securities markets in the future; debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom; debt obligations of supranational entities; non-U.S. dollar denominated debt obligations of the U.S. Government; and corporate obligations including asset-backed securities. Any Fund investment denominated in a foreign currency will be hedged against fluctuations in value versus the U.S. dollar.

     The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.


                             ADDITIONAL STRATEGIES

     The Fund may also invest in commercial mortgage-related securities, which are generally multi-class debt or pass-through securities backed by a mortgage loan or pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. The commercial loans underlying these securities are generally not amortizing or not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or the sale of the property. Unlike most single family residential mortgages, commercial real property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid.

     The market for commercial mortgage-related securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential mortgage-related securities. Many of the risks of investing in commercial mortgage-related securities reflect the risks of investing in real estate securing the underlying mortgage loans. These risks reflect the effect of local and other economic conditions such as real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-related securities may be less liquid and exhibit greater price volatility than other types of mortgage-related securities.

     Mortgage-related securities issued by private issuers in the U.S. may entail greater risk than mortgage-related securities that are guaranteed by the U.S. Government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

     The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments of, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

                        OFFIT CALIFORNIA MUNICIPAL FUND


INVESTMENT OBJECTIVE

     The Fund's investment objective is to maximize total after-tax return for California residents, consistent with a prudent level of credit risk.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests, under normal circumstances, at least 65% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from California State and local personal income taxes, and at least 80% of its total assets in obligations the interest on which is exempt from regular federal income taxes. In addition, at least 80% of the Fund's total assets will be invested in investment grade securities and at least 50% of the Fund's total assets will be invested in "high quality" securities (as defined in this Prospectus). The Fund may invest up to 20% of its total assets in non-municipal obligations and all or a portion of the Fund's dividends may be subject to the federal alternative minimum tax. The Fund seeks to increase income and preserve or enhance total return by actively managing the average maturity of the Fund's investments in light of market conditions and trends. The Fund's dollar weighted average maturity is not expected to exceed ten years.


PRINCIPAL RISK FACTORS

o    Investors may lose money.

o To the extent that the Fund deviates from its principal investment strategies, either as a result of the unavailability of suitable tax-exempt obligations or for other defensive purposes, its investment objective may not be achieved.

o Because the Fund invests primarily in obligations issued by a single state (california) and such state's various subdivisions, it is more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated.

o The Fund is subject to income risk, which is the possibility that the Fund's dividends (income) will decline due to falling interest rates.

o The Fund is subject to prepayment risk, which is the risk that a debt security may be paid off and proceeds must be reinvested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rates.

o The Fund is subject to credit risk, which is the risk that the issuer of a security will fail to repay interest and principal in a timely manner.

o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund may invest up to 20% of its total assets at the time of purchase (but never more than 35% of its total net assets) in lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in the securities of a small number of issuers. This makes the Fund more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence.

     For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.

                               PRIOR PERFORMANCE


ANNUAL TOTAL RETURN

     The bar chart below shows the annual total return for Select Shares of the Fund for the last three calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance over time. Past performance is not necessarily an indicator of how the Fund will perform in the future.


               6.14%                -0.77%              10.14%
             --------------------------------------------------
               1998                 1999                 2000


     Since inception (April 2, 1997), the highest calendar quarter total return for Select Shares of the Fund was 3.43% (quarter ended September 30, 1998) and the lowest calendar quarter total return was (1.91%) (quarter ended June 30, 1999).


AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

     The table below shows how the Fund's average annual total returns for the past calendar year and since inception, with respect to Select Shares, compare with the Lehman Brothers 5 Year Municipal Bond Index (the "Lehman Index") for the same periods. No prior performance is available for Advisor Shares of the Fund as Advisor Shares have not yet commenced investment operations. The table provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                 AVERAGE ANNUAL TOTAL
                                RETURNS AS OF 12/31/00
                              ---------------------------
                              1 YEAR      SINCE INCEPTION
                              --------   ----------------
Select Shares* .........       10.14%           5.97%
Lehman Index ...........        7.70%           5.50%

------------
*     Commenced operations on April 2, 1997.

                        OFFIT CALIFORNIA MUNICIPAL FUND
                         FEES AND EXPENSES OF THE FUND

     Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                           SELECT         ADVISOR
                                                                           SHARES        SHARES (1)
                                                                           ------        ----------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge imposed on purchases .............................     None            None
Maximum deferred sales charge .........................................     None            None
Maximum sales charge imposed on reinvested dividends ..................     None            None
90 day redemption fee (as a percentage of amount redeemed) ............     None            1.50%(2)
90 day exchange fee (as a percentage of amount exchanged) .............     None            1.50%(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)
Advisory fees .........................................................     0.35%           0.35%
Distribution (Rule 12b-1) fees (before waiver)(3) .....................     None            0.25%
Other expenses(4) .....................................................     0.57%           0.82%
                                                                            ----            -----
   Total annual Fund operating expenses (before waivers/ reimbursements)    0.92%           1.42%
Fee waivers(5) ........................................................     0.42%           0.42%
                                                                            ----            -----
Net expenses ..........................................................     0.50%           1.00%
                                                                            ====            =====

------------
(1) The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."
(2) You will be charged a 1.50% fee if you redeem or exchange Advisor Shares of the Fund within 90 days of purchase.
(3) The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.
(4) "Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares. Since Advisor Shares of the Fund have not yet commenced investment operations, the amount set forth above for "Other expenses" for Advisor Shares is an estimate.
(5) These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.
EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

     o  you reinvested all dividends and distributions

     o  the average annual total return was 5%

     o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods

     o  you redeemed all of your investment at the end of the time period

     Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
                             ------     -------     -------     --------
Select Shares ...........     $ 51        $293        $509      $1,131
Advisor Shares ..........     $102        $449        $776      $1,702

     The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                        OFFIT CALIFORNIA MUNICIPAL FUND
                             FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2000 has been audited by Ernst & Young LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2000, which is available without charge upon request. The financial statements for the Fund for the periods prior to December 31, 2000 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

     Advisor Shares of the Fund had not commenced investment operations as of December 31, 2000, therefore no financial highlights information is available for such shares.

                                                                                   SELECT SHARES (d)
                                                           -------------------------------------------------------------------
                                                           FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                               ENDED          ENDED          ENDED       FOR THE PERIOD FROM
                                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   APRIL 2, 1997* THROUGH
                                                               2000           1999           1998         DECEMBER 31, 1997
                                                           ------------   ------------   ------------   ----------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ....................    $ 10.06        $ 10.54        $ 10.37             $10.00(e)
                                                             -------        -------        -------             ------
 Net investment income ..................................       0.44           0.40           0.40               0.33
 Net realized and unrealized gain (loss) ................       0.56          (0.48)          0.22               0.38
                                                             -------        -------        -------             ------
 Total income (loss) from investment operations .........       1.00          (0.08)          0.62               0.71
                                                             -------        -------        -------             ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..................................      (0.44)         (0.40)         (0.40)             (0.33)
 Excess of net investment income ........................      (0.01)            --          (0.01)                --
 Net realized gains .....................................         --             --          (0.04)             (0.01)
                                                             -------        -------        -------             ------
Total dividends and distributions .......................      (0.45)         (0.40)         (0.45)             (0.34)
                                                             -------        -------        -------             ------
 Net change in net asset value per share ................       0.55          (0.48)          0.17               0.37
                                                             -------        -------        -------             ------
NET ASSET VALUE, END OF PERIOD ..........................    $ 10.61        $ 10.06        $ 10.54             $10.37
                                                             =======        =======        =======             ======
TOTAL RETURN(a) .........................................      10.14%         (0.77)%         6.14%              7.14%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (in thousands) ..............    $15,862        $13,645        $11,066             $4,792
 Ratios to average net assets:
  Expenses** ............................................       0.50%          0.50%          0.50%              0.50%(c)
 Net investment income ..................................       4.31%          3.91%          3.87%              4.15%(c)
PORTFOLIO TURNOVER RATE .................................        183%            20%            51%                41%

------------
*     Commencement of operations.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been higher.

(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

(b)   Not annualized.

(c)   Annualized.

(d)   As of December 31, 2000 there were no Advisor Shares outstanding.

(e)   Initial offering price.

                         OFFIT NEW YORK MUNICIPAL FUND


INVESTMENT OBJECTIVE

     The Fund's investment objective is to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests, under normal circumstances, at least 65% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from New York State, New York City and City of Yonkers personal income taxes and at least 80% of its total assets in obligations, the interest from which is exempt from regular federal income taxes. In addition, at least 80% of the Fund's total assets will be invested in investment grade securities and at least 50% of the Fund's total assets will be invested in "high quality" securities. The Fund may invest up to 20% of its total assets in non-municipal obligations and all or a portion of the Fund's dividends may be subject to the federal alternative minimum tax. The Fund's dollar weighted average maturity is not expected to exceed ten years.


PRINCIPAL RISK FACTORS

o    Investors may lose money.

o To the extent that the Fund deviates from its principal investment strategies, either as a result of the unavailability of suitable tax-exempt obligations or for other defensive purposes, its investment objective may not be achieved.

o Because the Fund invests primarily in obligations issued by a single state (New York) and such state's various subdivisions, it is more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated.

o The Fund is subject to income risk, which is the possibility that the Fund's dividends (income) will decline due to falling interest rates.

o The Fund is subject to prepayment risk, which is the risk that a debt security may be paid off and proceeds must be reinvested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rates.

o The Fund is subject to credit risk, which is the risk that the issuer of a security will fail to repay interest and principal in a timely manner.

o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund may invest up to 20% of its total assets at the time of purchase (but never more than 35% of its total net assets) in lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in the securities of a small number of issuers. This makes the Fund more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence.

     For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.

                               PRIOR PERFORMANCE


ANNUAL TOTAL RETURNS

     The bar chart below shows the annual total returns for Select Shares of the Fund for the last five calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future.


    3.72%            7.84%            6.03%           -0.65%          10.54%
--------------------------------------------------------------------------------
    1996             1997             1998             1999            2000

     Since inception (April 3, 1995), the highest calendar quarter total return for Select Shares of the Fund was 3.79% (quarter ended December 31, 2000) and the lowest calendar quarter total return was (1.80%) (quarter ended June 30, 1999).


AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

     The table below shows how the Fund's average annual total returns for the past one and five calendar years and since inception, with respect to Select Shares, compare with the Lehman Brothers 5 Year Municipal Bond Index (the "Lehman Index") for the same periods. No prior performance is available for Advisor Shares of the Fund as Advisor Shares have not yet commenced investment operations. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one and five years and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                         ----------------------------------------------
                           1 YEAR        5 YEARS       SINCE INCEPTION
                           ------        -------       ---------------
Select Shares* .........   10.54%         5.44%             6.14%
Lehman Index ...........    7.70%         4.96%             5.58%

------------
*     Commenced operations on April 3, 1995.

                         OFFIT NEW YORK MUNICIPAL FUND
                         FEES AND EXPENSES OF THE FUND

     Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                            SELECT         ADVISOR
                                                                            SHARES        SHARES(1)
                                                                            ------        ---------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge imposed on purchases ............................       None           None
Maximum deferred sales charge ........................................       None           None
Maximum sales charge imposed on reinvested dividends .................       None           None
90 day redemption fee (as a percentage of amount redeemed) ...........       None           1.50%(2)
90 day exchange fee (as a percentage of amount exchanged) ............       None           1.50%(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)
Advisory fees ........................................................       0.35%          0.35%
Distribution(rule 12b-1) fees (before waiver)(3) .....................       None           0.25%
Other expenses(4) ....................................................       0.24%          0.49%
                                                                             ----           -----
Total annual Fund operating expenses (before waivers/ reimbursements)        0.59%          1.09%
Fee waivers(5) .......................................................       0.09%          0.09%
                                                                             ----           -----
Net expenses .........................................................       0.50%          1.00%
                                                                             ====           =====

------------
(1) The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."
(2) You will be charged a 1.50% fee if you redeem or exchange Advisor Shares of the Fund within 90 days of purchase.
(3) The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.
(4) "Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares. Since Advisor Shares of the Fund have not yet commenced investment operations, the amount set forth above for "Other expenses" for Advisor Shares is an estimate.
(5) These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.

EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

     o  you reinvested all dividends and distributions

     o  the average annual total return was 5%

     o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods

     o  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
                             ------     -------     -------     --------
Select Shares ...........     $ 51        $189        $329      $  738
Advisor Shares ..........     $102        $347        $601      $1,329

     The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                         OFFIT NEW YORK MUNICIPAL FUND
                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2000 has been audited by Ernst & Young LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2000, which is available without charge upon request. The financial statements for the Fund for years prior to December 31, 2000 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

     Advisor Shares of the Fund had not commenced investment operations as of December 31, 2000, therefore no financial highlights information is available for such shares.

                                                                                  SELECT SHARES(b)
                                                       ------------------------------------------------------------------------
                                                       FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                           ENDED          ENDED          ENDED          ENDED         ENDED
                                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                           2000           1999           1998           1997           1996
                                                       ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................    $ 10.32        $ 10.82        $ 10.69        $ 10.40        $ 10.47
                                                         -------        -------        -------        -------        -------
 Net investment income ..............................       0.48           0.43           0.44           0.46           0.44
 Net realized and unrealized gain (loss) ............       0.58          (0.50)          0.19           0.34          (0.06)
                                                         -------        -------        -------        -------        -------
 Total income (loss) from investment operations .....       1.06          (0.07)          0.63           0.80           0.38
                                                         -------        -------        -------        -------        -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..............................      (0.48)         (0.43)         (0.44)         (0.46)         (0.44)
 Net realized gains .................................         --             --          (0.06)         (0.05)         (0.01)
                                                         -------        -------        -------        -------        -------
  Total dividends and distributions .................      (0.48)         (0.43)         (0.50)         (0.51)         (0.45)
                                                         -------        -------        -------        -------        -------
  Net change in net asset value per share ...........       0.58          (0.50)          0.13           0.29          (0.07)
                                                         -------        -------        -------        -------        -------
NET ASSET VALUE, END OF PERIOD ......................    $ 10.90        $ 10.32        $ 10.82        $ 10.69        $ 10.40
                                                         =======        =======        =======        =======        =======
TOTAL RETURN(a) .....................................      10.54%         (0.65)%         6.03%          7.84%          3.72%

RATIOS/SUPPLEMENTAL DATA:

Net assets at end of period (in thousands) ..........    $85,190        $68,228        $67,793        $42,046        $20,158
 Ratios to average net assets:
  Expenses* .........................................       0.50%          0.50%          0.50%          0.50%          0.55%
  Net investment income (loss) ......................       4.56%          4.09%          4.08%          4.22%          4.28%
PORTFOLIO TURNOVER RATE .............................        256%            93%           132%           144%            33%

------------
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntarily fee reductions and/or reimbursements had not occurred, the ratios would have been higher.

(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

(b)   As of December 31, 2000, there were no Advisor Shares outstanding.

                         OFFIT NATIONAL MUNICIPAL FUND


INVESTMENT OBJECTIVE

     The Fund's investment objective is to maximize total after-tax return, consistent with a prudent level of credit risk.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests, under normal circumstances, at least 80% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from regular federal income taxes. In addition, at least 80% of the Fund's total assets will be invested in investment grade securities and at least 50% of the Fund's total assets will be invested in "high quality" securities (as defined in this Prospectus). The Fund may invest up to 20% of its total assets in taxable obligations and all or a portion of the Fund's dividends may be subject to the federal alternative minimum tax. The Fund's dollar weighted average maturity is not expected to exceed ten years.


PRINCIPAL RISK FACTORS

o    Investors may lose money.

o To the extent that the Fund deviates from its principal investment strategies, either as a result of the unavailability of suitable tax-exempt obligations or for other defensive purposes, its investment objective may not be achieved.

o The Fund is subject to income risk, which is the possibility that the Fund's dividends (income) will decline due to falling interest rates.

o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

o The Fund is subject to prepayment risk, which is the risk that a debt security may be paid off and proceeds must be reinvested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rates.

o The Fund is subject to credit risk, which is the risk that the issuer of a security will fail to repay interest and principal in a timely manner.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund may invest up to 20% of its total assets at the time of purchase (but never more than 35% of its total net assets) in lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in the securities of a small number of issuers. This makes the Fund more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence.

     For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.

                               PRIOR PERFORMANCE


ANNUAL TOTAL RETURN

     The bar chart below shows the annual total return for Select Shares of the Fund for the last three calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance over time. Past performance is not necessarily an indicator of how the Fund will perform in the future.


                 6.91%               0.14%               11.21%
              ----------------------------------------------------
                 1998                1999                 2000

     Since inception (October 20, 1997), the highest calendar quarter total return for Select Shares of the Fund was 3.97% (quarter ended December 31,
2000) and the lowest calendar quarter total return was (1.76%) (quarter ended June 30, 1999).


AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

     The table below shows how the Fund's average annual total returns for the past calendar year and since inception, with respect to Select Shares, compare with the Lehman Brothers 5 Year Municipal Bond Index (the "Lehman Index") for the same periods. No prior performance is available for Advisor Shares of the Fund as Advisor Shares have not yet commenced investment operations. The table provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                       AVERAGE
                                     ANNUAL TOTAL
                                RETURNS AS OF 12/31/00
                              ---------------------------
                              1 YEAR      SINCE INCEPTION
                              ------      ---------------
Select Shares* .........       11.21%           6.50%
Lehman Index ...........        7.70%           4.99%

------------
*     Commenced operations on October 20, 1997.

                         OFFIT NATIONAL MUNICIPAL FUND
                         FEES AND EXPENSES OF THE FUND

     Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.




                                                                           SELECT       ADVISOR
                                                                           SHARES      SHARES(1)
                                                                           ------      ---------
SHAREHOLDER FEES (fees paid directly from your investment
Maximum sales charge imposed on purchases ............................      None         None
Maximum deferred sales charge ........................................      None         None
Maximum sales charge imposed on reinvested dividends .................      None         None
90 day redemption fee (as a percentage of amount redeemed) ...........      None         1.50%(2)
90 day exchange fee (as a percentage of amount exchanged) ............      None         1.50%(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets) .................
Advisory fees ........................................................      0.35%        0.35%
Distribution (Rule 12b-1) fees (before waiver)(3) ....................      None         0.25%
Other expenses(4) ....................................................      0.45%        0.70%
                                                                            ----         -------
Total annual Fund operating expenses (before waivers/ reimbursements)       0.80%        1.30%
Fee waivers(5) .......................................................      0.30%        0.30%
                                                                            ----         -------
Net expenses .........................................................      0.50%        1.00%
                                                                            ====         =======

------------
(1) The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."
(2) You will be charged a 1.50% fee if you redeem or exchange Advisor Shares of the Fund within 90 days of purchase.
(3) The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.
(4) "Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares. Since Advisor Shares of the Fund have not yet commenced investment operations, the amount set forth above for "Other expenses" for Advisor Shares is an estimate.
(5) These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.

EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

     o  you reinvested all dividends and distributions

     o  the average annual total return was 5%

     o the percentage amounts charged in "Total annual Fund operating expenses" in the "Gross Expenses" columns for Select and Advisor Shares remain the same over the time periods

     o  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
                             ------     -------     -------     --------
Select Shares ...........     $ 51        $255        $444      $  990
Advisor Shares ..........     $102        $412        $713      $1,568

     The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                         OFFIT NATIONAL MUNICIPAL FUND
                             FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2000 has been audited by Ernst & Young LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2000, which is available without charge upon request. The financial statements for the Fund for the periods prior to December 31, 2000 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

     Advisor Shares of the Fund had not commenced investment operations as of December 31, 2000, therefore no financial highlights information is available for such shares.

                                                                                  SELECT SHARES(d)
                                                          -----------------------------------------------------------------
                                                           FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD FROM
                                                               ENDED          ENDED          ENDED       OCTOBER 20, 1997*
                                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,         THROUGH
                                                               2000           1999           1998        DECEMBER 31, 1997
                                                          -------------- -------------- -------------- --------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ....................    $ 10.04        $ 10.43        $ 10.19          $  10.00(e)
                                                             -------        -------        -------          --------
 Net investment income ..................................       0.47           0.41           0.40              0.08
 Net realized and unrealized gain (loss) ................       0.62          (0.39)          0.29              0.19
                                                             -------        -------        -------          --------
 Total income (loss) from investment operations .........       1.09           0.02           0.69              0.27
                                                             -------        -------        -------          --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..................................      (0.47)         (0.41)         (0.40)            (0.08)
 Excess of net investment income ........................       0.00             --             --                --
 Net realized gains .....................................         --             --          (0.05)               --
                                                             -------        -------        -------          --------
  Total dividends and distributions .....................      (0.47)         (0.41)         (0.45)            (0.08)
                                                             -------        -------        -------          --------
  Net change in net asset value per share ...............       0.62          (0.39)          0.24              0.19
                                                             -------        -------        -------          --------
NET ASSET VALUE, END OF PERIOD ..........................    $ 10.66        $ 10.04        $ 10.43          $  10.19
                                                             =======        =======        =======          ========
TOTAL RETURN(a) .........................................      11.21%          0.14%          6.91%             2.70%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (in thousands) ..............    $25,745        $19,044        $29,735          $  2,805
 Ratios to average net assets:
  Expenses** ............................................       0.50%          0.50%          0.50%             0.50%(c)
 Net investment income (loss) ...........................       4.64%          3.96%          3.90%             3.95%(c)
PORTFOLIO TURNOVER RATE .................................        370%           299%           226%               46%

------------
*     Commencement of operations.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntarily fee reductions and/or reimbursements had not occurred, the ratios would have been higher.

(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

(b)   Not annualized.

(c)   Annualized.

(d)   As of December 31, 2000, there were no Advisor Shares outstanding.

(e)   Initial offering price.

       INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE CALIFORNIA,
                    NEW YORK, AND NATIONAL MUNICIPAL FUNDS

     The California Municipal Fund's investment objective is to maximize total after-tax return for California residents, consistent with a prudent level of credit risk. The California Municipal Fund intends to invest, under normal market conditions, at least 65% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from California State and local personal income taxes ("California Municipal Securities") and at least 80% of its total assets in obligations the interest on which is exempt from regular federal income taxes. California Municipal Securities are securities issued by the State of California and its various political subdivisions along with its agencies and instrumentalities and their various political subdivisions, and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. All or a portion of the Fund's dividends may be subject to the federal alternative minimum tax.

     The New York Municipal Fund's investment objective is to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in a portfolio of municipal obligations, the interest on which is exempt from New York State, New York City and City of Yonkers personal income taxes ("New York Municipal Securities") and at least 80% of its total assets in obligations the interest on which is exempt from regular federal income taxes. New York Municipal Securities are securities issued by the State of New York and its various political subdivisions along with its agencies and instrumentalities and their various political subdivisions, and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. All or a portion of the Fund's dividends may be subject to federal alternative minimum tax. "Municipal Securities" as used in this Prospectus shall be used as a general reference to California and New York Municipal Securities.

     The National Municipal Fund's investment objective is to maximize total after-tax return, consistent with a prudent level of credit risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from regular federal income taxes ("Municipal Securities"). Municipal Securities are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. All or a portion of the Fund's dividends may be subject to federal alternative minimum tax. See "Taxes". (Unless specifically referring to California Municipal Securities or New York Municipal Securities (as these terms are defined below), the term "Municipal Securities" shall be used as a general reference to Municipal, California Municipal and New York Municipal Securities.)

     Each such Fund intends that, under normal market conditions, at least 50% of its total assets will be invested in "high quality" securities. For purposes of this Prospectus, high quality securities are those which are rated AA or better by S&P or by Fitch IBCA ("Fitch"), or Aa or better by Moody's or, if unrated, are determined by the Adviser to be of comparable quality, at the time of investment. Furthermore, under normal market conditions, at least 80% of each Fund's total assets will be invested in securities that are rated investment grade or better, or, if unrated, are determined by the Adviser to be of comparable quality, at the time of investment. Therefore, a Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or which are unrated and determined by the Adviser to be of quality comparable to non-investment grade, at the time of investment. A Fund may retain in its portfolio any security whose rating (or quality as determined by the Adviser if such security is unrated) is downgraded after its acquisition by the Fund if the Adviser considers the retention of such security advisable. At no time, however, will more than 35% of a Fund's net assets consist of securities rated below investment grade or unrated securities determined by the Adviser to be of comparable quality. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of principal and interest, than higher rated securities. See "Risks of Investing in the Funds-High Yield, High Risk Debt Securities."


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     Investment grade ratings in the case of municipal bonds are the four highest rating categories assigned by Moody's, S&P or Fitch, or determined by the Adviser to be of comparable quality. The four highest rating categories currently assigned by Moody's to municipal bonds are "Aaa", "Aa", "A" and "Baa"; the four highest rating categories assigned by S&P and Fitch to municipal bonds are "AAA", "AA", "A" and "BBB". A more complete description of the debt security ratings categories assigned by Moody's, S&P and Fitch is included in Appendix A to this Prospectus.

     Although municipal obligations rated in the fourth highest rating category by Moody's (i.e., "Baa") or S&P or Fitch (i.e., "BBB") are considered investment grade, they may be subject to greater risks than other higher rated investment grade securities. Municipal obligations rated "Baa" by Moody's, for example, are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics as well. Municipal obligations rated "BBB" by S&P and Fitch are regarded as having an adequate capacity to pay principal and interest. Obligations rated BBB by Fitch are deemed to be subject to an increased likelihood that their rating will fall below investment grade than higher rated bonds.

     Each such Fund's dollar-weighted average maturity is not expected to exceed ten years. Each Fund seeks to increase income and preserve or enhance total return by actively managing the average Fund maturity in light of market conditions and trends. Length of maturity influences sensitivity to interest rate changes, with the value of longer-maturity securities being generally more volatile than that of shorter-term securities. A Fund also may seek to hedge all or part of its assets against changes in securities prices by buying or selling interest rate futures contracts and options. The average portfolio maturity and duration, however, may be shortened from time to time depending on market conditions.

     Municipal Securities. Municipal Securities are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of Municipal Securities that may be held by each such Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. The Funds will not be restricted with respect to the proportion of their assets that may be invested in private activity obligations. Accordingly, the Funds may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     The types of Municipal Securities in which each such Fund may invest include the following:

     Municipal Bonds. Municipal bonds are debt obligations that are typically issued to obtain funds for various public purposes, such as construction of public facilities (e.g., airports, highways, bridges and schools). Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as twenty years or more, but may have remaining maturities of shorter duration at the time of purchase by the Funds Municipal bonds that may be purchased by the Funds include, but are not limited to:

     Moral Obligation Securities. Moral obligation securities are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created that issuer.

     Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for such securities. Instead, the source of such


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     payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities.

     Insured Bonds. Insured Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by such Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

     Resource Recovery Bonds. Resource recovery bonds may be general obligations of the issuing municipality or supported by project revenues or corporate or bank guarantees. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

     Municipal Notes. Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. Municipal notes that may be purchased by the Funds include, but are not limited to:

     Tax Anticipation Notes. Tax anticipation notes ("TANs") are sold as interim financing in anticipation of collection of taxes. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such factors as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Bond Anticipation Notes. Bond anticipation notes ("BANs") are sold as interim financing in anticipation of a bond sale. The ability of a municipal issuer to retire its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     Revenue Anticipation Notes. Revenue anticipation notes ("RANs") are sold as interim financing in anticipation of receipt of other revenues. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs.

       TANs, BANs and RANs may be general obligations of the issuer.

     Floating or Variable Rate Obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the interest rate thereunder to vary and provide for periodic adjustments in the interest rate. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

     Custodial Receipts or Certificates. Custodial receipts or certificates are undivided interests in underlying securities issued by a bank, insurance company or other financial institution which possesses such underlying securities. The issuer of the custodial receipts or certificates typically deposits the underlying securities in an irrevocable trust or custodial account with a custodian bank. The Funds may purchase participation certificates that represent interests in obligations that may otherwise be purchased by the Funds. A Fund's undivided interest in the underlying obligations is the proportion that the Fund's interest bears to the total principal amount of such obligations. Certain of such participation certificates, sometimes called tender option bonds, may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

     Municipal Lease Obligations. Municipal lease obligations are entered into by a State or a political subdivision to finance the acquisition or construction of equipment, land or facilities. Municipal lease obligations do not constitute general obligations of the issuer and the interest on a municipal lease obligation may become taxable if the lease is assigned. If the governmental user does not appropriate sufficient funds for


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

the following year's lease payments, the lease will terminate, with the possibility of default on the lease obligations and loss to the Funds. Disposition of the property in the event of foreclosure may prove difficult. The Funds may purchase unrated municipal lease obligations. In such case, the Company's Board of Directors will be responsible for determining the credit quality of such leases on an ongoing basis, including the assessment of the likelihood that the lease will not be canceled. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities.

     Variable Rate Auction Securities and Inverse Floaters. Variable rate auction securities and inverse floaters are instruments created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable rate instruments. The interest rate on the variable rate auction portion reflects short-term interest rates, while the interest rate on the inverse floater portion is typically higher than the rate available on the original fixed-rate bond. Changes in the interest rate paid on the portion of the issue relative to short-term interest rates inversely affect the interest rate paid on the latter portion of the issue. The latter portion therefore is subject to greater price volatility than the original fixed-rate bond. Since the market for these instruments is new, the holder of one portion may have difficulty finding a ready purchaser. Depending on market availability, the two portions may be recombined to form a fixed-rate municipal bond.

     Municipal Commercial Paper. Municipal commercial paper that may be purchased by the Funds includes short-term obligations of a state, regional or local governmental entity. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, which may be unsecured, may be backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks or other institutions.

     From time to time, each such Fund may invest 25% or more of its assets in any obligations whose debt service is paid from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location. As a result, a Fund may be more susceptible to a single economic, political or regulatory development than would a portfolio of securities with a greater variety of issuers. These developments include proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products.

     In California, municipal bonds may also be secured by property taxes in specially created districts (Mello-Roos bonds or Special Assessment bonds), tax allocations based on increased property tax assessments over a specified period, frequently for redevelopment projects, or specified redevelopment area sales tax allocations.

     Because the California Municipal and New York Municipal Funds will invest primarily in obligations issued by a single state (i.e., California and New York, respectively) and such state's counties, municipalities and other public authorities and their agencies and instrumentalities and their various political subdivisions, they are more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated. See "Risks of Investing in the Funds-Municipal Securities" in this Prospectus, and "Appendix A: Special Factors Affecting the California Municipal Fund" and "Appendix B: Special Factors Affecting the New York Municipal Fund" in the Statement of Additional Information for further information.

     Other Permitted Investments. Each such Fund may invest up to 35% of its assets in taxable obligations, including taxable high-quality short-term money market instruments in the following circumstances: (a) when, in the opinion of the Adviser, the inclusion of taxable securities will enhance the expected after-tax return of a Fund; (b) pending investment of the proceeds of sales of shares of a Fund or sales of portfolio securities; (c) pending settlement of purchases of portfolio securities; or (d) to maintain liquidity for the purpose of meeting anticipated redemptions or exchanges.

     Each Fund may invest in the following taxable high-quality short-term money market instruments: (i) obligations of the U.S. Government and its agencies and instrumentalities ("U.S. Government Securities"); (ii) commercial paper of issuers rated, at the time of purchase, "A-1" by S&P, "P-1" by Moody's, or "F-1" or better by Fitch or which if unrated, in the opinion of the Adviser, are of comparable quality; (iii) certificates


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

of deposit, bankers' acceptances or time deposits of any bank whose long-term debt obligations have been rated "AAA" by S&P or "Aaa" by Moody's; and (iv) repurchase agreements with respect to such obligations.

     In addition, the California Municipal and New York Municipal Funds may, during seasonal variations or other shortages in the supply of suitable California or New York Municipal Securities, as the case may be, invest more than 35% of its total assets in Municipal Securities issued by other states, their agencies or instrumentalities the interest on which is exempt from federal income tax, but not California or New York State and local personal income taxes, as the case may be, if, in the opinion of the Adviser, adverse conditions prevail in the market for California Municipal Securities or New York Municipal Securities (including conditions under which such obligations are unavailable for investment).

     Each Fund may, for temporary defensive purposes, invest without limitation in taxable, high quality short term money market instruments if, in the opinion of the Adviser, adverse conditions prevail in the markets for municipal securities (including conditions under which such obligations are unavailable for investment). Any net interest income derived from taxable securities and distributed by a Fund will be taxable as ordinary income when distributed. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Funds may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

     To the extent that the Funds deviate from their investment policies as a result of the unavailability of suitable obligations or for other defensive purposes, their investment objectives may not be achieved.


                        RISKS OF INVESTING IN THE FUNDS


GENERAL

     Each Fund's NAV will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by each Fund generally fluctuates, to varying degrees and depending on the objectives and policies of the Fund, based on, among other things, (i) interest rate movements and, for debt securities, their duration,
(ii) changes in the actual and perceived creditworthiness of the issuers of such securities, (iii) changes in any applicable foreign currency exchange rates, (iv) social, economic or political factors, (v) factors affecting the industry in which the issuer operates, such as competition or technological advances, and (vi) factors affecting the issuer directly, such as management changes or labor relations. There is no assurance that any Fund will achieve its investment objectives.


INTEREST RATE FLUCTUATIONS AND CREDIT RISK

     The performance of the Funds depends in part on interest rate changes. As interest rates increase, the value of the fixed income securities held by a Fund tends to decrease. This effect will be more pronounced with respect to investments by a Fund in mortgage-related securities, the value of which are more sensitive to interest rate changes. To the extent a Fund invests in securities with longer maturities, the volatility of the Fund in response to changes in interest rates can be expected to be greater than if the Fund had invested in comparable securities with shorter maturities. The performance of the Funds will also depend on the credit quality of their investments.


SECURITIES OF NON-U.S. ISSUERS

     Each of the Funds (other than the Municipal Funds) may invest all or some portion of its assets in securities of non-U.S. issuers. You should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments of these Funds, and investment techniques in which they may engage involve risks, including those set forth below. There is generally no limit on the amount that the Emerging Markets Bond or Total Return Funds may invest in issuers located in any one country, or in securities denominated in the currency of any one country. Therefore, to the extent the Fund concentrates its investments in only a few countries, it may be more susceptible to factors adversely affecting particular countries than comparable funds that are not so concentrated.


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

     Social, Political and Economic Factors. Many countries in which the High Yield, Emerging Markets Bond, Latin America Equity and Total Return Funds will invest, and the Latin American and other emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following: (i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Funds invest and adversely affect the value of the Funds' assets.

     Individual foreign economies in general and those of Latin American and other emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including Latin American and other emerging market countries, which could affect private sector companies and the Funds, and on market conditions, prices and yields of securities in the Funds' portfolios. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Funds. In the event of nationalization, expropriation or other confiscation, a Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

     Investment And Repatriation Restrictions. Investment by the Funds in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Funds. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions the Funds may, in certain countries, such as Mexico, invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Funds.

     The Funds could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, a Fund was unable to distribute substantially all of its net investment income and net capital gain within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under Internal Revenue Code of 1986, as amended (the "Code"), in which case it would become subject to U.S. federal income tax on all of its income and gains. See "Taxes" below.

     Currency Fluctuations. To the extent that a Fund invests in the securities of non-U.S. issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of each Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.


                                                                              59

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     The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

     Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and you should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

     Euro Risk. Upon the introduction of the European common currency, the euro, the participating countries ceased to retain control of their respective monetary policies and agreed to follow a single monetary policy established by the European Central Bank. For participating countries, adopting the same monetary policy, regardless of the conditions of their domestic economies, could have a negative impact on their economies. Some of the economic criteria for the participating countries include the following: a sustainable budget deficit less than 3% of Gross Domestic Product (GDP), public debt less than 60% of GDP, low inflation and interest rates and no currency devaluations within two years of application. Some of the original participating countries do not yet meet these standards, but are expected to be compliant before 2002. Countries joining later may have to be in strict accord before entering the European Monetary Union, or at least be well along the path to achieving them. So far, the transition seems to be progressing smoothly, but there has been resistance to some of the more stringent terms. Therefore, it is unclear whether complete economic and monetary convergence will be attained as planned.


     Inflation. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and Latin American and other emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

     Market Characteristics; Differences in Securities Markets. The securities markets in many countries, and in Latin American and other emerging market countries in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in Latin American and other emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Funds. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain 1940 Act provisions may limit the Funds' ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Funds' ability to acquire or dispose of securities at the price and time it wishes to do so.

     Many companies traded on securities markets in foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experience rapid increases in their money supplies and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning


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

multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

     Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and, in Latin American and other emerging market countries in particular, are less developed and less reliable than those in the United States and the Funds may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and therefore no return is earned. The inability of a Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if such Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Funds, to the extent they invest outside the U.S., to maintain their non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Funds, in which event the Funds may be precluded from purchasing securities in which they would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the Securities and Exchange Commission ("SEC") are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Funds may make investments, there may be legal restrictions or limitations on the ability of the Funds to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.


     Government Supervision; Legal Systems. Disclosure and regulatory standards in certain foreign countries, including Latin American and other emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Funds to a risk of loss. Less information may be available to the Funds than with respect to investments in the United States and, in certain of these countries, less information may be available to the Funds than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Financial Information and Standards. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.


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     Foreign Taxes. A Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing that Fund's net investment income. For more information about tax risks related to the Funds, see "Taxes" below and "Additional Information Concerning Dividends, Distributions and Taxes" in the Statement of Additional Information.


HIGH YIELD, HIGH RISK DEBT SECURITIES

     General. The High Yield, Emerging Markets Bond and Total Return Funds may invest all or substantially all of their respective assets and the Latin America Equity and the Municipal Funds may invest up to 20% of their total assets, in high yield, high risk debt securities. High yield, high risk debt securities are those debt securities rated below investment grade and unrated securities of comparable quality. They offer yields that fluctuate over time, but which generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks, including greater price volatility and a greater risk of default in the timely payment of principal and interest, than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Funds may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or Fitch (i.e., rated C by Moody's or D by S&P or Fitch). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining investment grade standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Funds with a commensurate effect on the value of their respective shares. Therefore, an investment in the Funds should not be considered as a complete investment program for all investors.

     The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value such Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect each Fund's ability to sell securities at their fair value. In addition, each of the Funds may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

     The ratings of fixed income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. You should be aware, however, that they are subject to certain limitations. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There


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is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

     Fixed Income Debt Securities. Each of the Funds (other than the Municipal Funds) may invest in fixed income debt securities. Changes in market yields will affect a Fund's NAV as prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Corporate issuers of securities valued below investment grade and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

     Many fixed income securities, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for such Fund.

     Sovereign Debt Securities. Each of the Funds (other than the Municipal Funds) may invest in sovereign debt securities. Investing in sovereign debt securities will expose the Funds to the direct or indirect consequences of political, social or economic changes in the countries, including developing or emerging countries such as those in Latin America, that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Emerging and developing countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

     The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations


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bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

     As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Funds may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

     Sovereign obligors in developing and emerging countries, including those in Latin America, are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     In addition to high yield foreign sovereign debt securities, the Funds may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Securities of Non-U.S. Issuers", above.


MORTGAGE SECURITIES

     The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Mortgage Securities Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Mortgage Securities Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Mortgage Securities Fund to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However, during periods of rising interest rates, principal repayments by mortgage-backed securities allows the Mortgage Securities Fund to reinvest at increased interest rates.

     Mortgage-related securities issued by private issuers in the U.S. may entail greater risk than mortgage-related securities that are guaranteed by the U.S. Government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity


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having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (1) liquidity protection; and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

     The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments of, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.


MUNICIPAL SECURITIES

     Concentration. Because the California Municipal and New York Municipal Funds will invest primarily in obligations issued by the States of California and New York, respectively, and their agencies, instrumentalities and various political subdivisions, these Funds are more susceptible to factors adversely affecting issuers of such obligations than comparable municipal securities funds that are not so concentrated.

     California Issuers. California is experiencing significant financial difficulties, which have reduced its credit standing. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be further reduced, the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected, and the income derived by the California Municipal Fund and its ability to preserve capital and liquidity could be adversely affected. See "Appendix A: Special Factors Affecting the California Municipal Fund" in the Statement of Additional Information for further information.

     New York Issuers. New York State, New York City and other issuers of New York Municipal Securities have, at various times in the past, encountered financial difficulties. A continuation or recurrence of the financial difficulties previously experienced by the issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities and the income derived by the Fund and its ability to preserve capital and liquidity could be adversely affected. See "Appendix B: Special Factors Affecting the New York Municipal Fund" in the Statement of Additional Information for further information.

     Liquidity. The Adviser believes that, in general, the secondary market for municipal obligations is less liquid than that for most taxable fixed income securities. Consequently, the ability of each Fund to buy and sell municipal obligations may, at any particular time and with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of


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municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of the Funds to recover payments of principal or interest on such securities.

     Callable Securities. Certain tax exempt securities which may be held by each such Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem tax exempt securities held by a Fund during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and may not be able to reinvest the proceeds in tax exempt securities providing as high a level of investment return as the securities redeemed. For additional considerations relating to the Funds' investments in tax-exempt securities, including investing in municipal leases, see "Non-Primary Investment Strategies and Related Risks" in the Statement of Additional Information.

     Taxes. All or a portion of each Municipal Fund's dividends may be subject to alternative minimum tax and the National Municipal Fund's dividends may be subject to state or local taxation. In addition, each of these Funds may invest up to 20% of their respective assets in non-municipal obligations. Certain provisions in the Code relating to the issuance of municipal obligations impose restrictions on the volume of municipal obligations qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the tax exempt securities available for purchase by the Funds and thus reduce available yield. Legislative proposals that may further restrict or eliminate the federal income tax exemption for interest on municipal obligations may be introduced in the future. See "Taxes" below.


CONVERTIBLE SECURITIES

     General. Each Fund (other than the U.S. Government Securities Fund, the Mortgage Securities Fund and the Municipal Funds) may invest in convertible securities. Set forth below is additional information concerning traditional convertible securities and "synthetic" convertible securities.

     Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. The Funds may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

     Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value."

     To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

     To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are


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frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

     Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

     Synthetic Convertible Securities. "Synthetic" convertible securities are created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed income component") and the right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants, exchanges or NASDAQ-listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

     A warrant is an instrument issued by a corporation that gives a holder the right to subscribe to a specified amount of capital stock at a set price for a specified period of time. Warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value. See "Hedging and Derivatives" below for a discussion of call options and stock index call options.

     A synthetic convertible security differs from a traditional convertible security in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its fixed income component and its convertibility component. For this reason, the values of a synthetic convertible security and a traditional convertible security will respond differently to market fluctuations.

     More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Synthetic convertible securities may be selected where the two components represent one issuer or are issued by a single issuer, thus making the synthetic convertible security similar to a traditional convertible security. Alternatively, the character of a synthetic convertible security allows the combination of components representing distinct issuers which will be used when the Adviser believes that such a combination would better promote a Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased or sold separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

     A holder of a synthetic convertible security faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the call option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible security includes the fixed income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed income instrument.


SHORT SALES

     Short sales by the Funds involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be


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unlimited, whereas losses from purchases can equal only the total amount invested. The Funds are permitted to engage in short sales only with respect to securities related to those in their portfolios. The Adviser therefore expects that if the price of the securities a Fund is required to replace in connection with a short sale increases, the value of the related securities in the Fund's portfolio will also increase, although not necessarily in the same proportion.


NON-DIVERSIFIED FUNDS

     Each Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Funds are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Each Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. Thus, a Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities.


HEDGING AND DERIVATIVES

     Each of the Funds may be authorized to use a variety of investment strategies described below to hedge various market risks (such as, to the extent applicable, interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase the Fund's income or gain. Limitations on the portion of a Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix B to this Prospectus.

     A Fund may (if and to the extent so authorized and consistent with the Fund's objective and policies) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Derivatives"). A Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

     Hedging and Derivatives may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by a Fund resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. A Fund may use any or all types of Hedging and Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Derivatives will be a function of numerous variables, including market conditions. The ability of a Fund to utilize Hedging and Derivatives successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund's securities. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that a Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of such Fund's portfolio; provided further, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Derivatives will require that a Fund segregate cash, U.S. government securities or other liquid assets to the extent such Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

     To the extent a Fund conducts Hedging and Derivatives activities outside the United States, such transactions may be subject to political, economic and legal risks that are distinct from domestic transactions. Such risks are similar to those applicable to investment in foreign securities described under "Securities of Non-U.S. Issuers" above.

     The Funds will not be obligated to pursue any of the Hedging and Derivatives strategies and the Funds make no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Funds' ability to pursue certain of these strategies may be limited by current economic conditions, the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the SEC, the CFTC, the Code or their investment objectives and policies, the Funds may utilize, without limitation, Hedging and Derivatives.

     A detailed discussion of various Hedging and Derivatives strategies including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions appears in Appendix B. Risks associated with Hedging and Derivatives are also described in Appendix B to this Prospectus.

                            MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER

     The OFFIT Investment Fund, Inc. (the "Company") receives investment advisory services from OFFITBANK, whose principal address is 520 Madison Avenue, New York, New York 10022 (the "Adviser" or "OFFITBANK"). OFFITBANK is a subsidiary of the Wachovia Corporation, a leading bank holding company with Wachovia Bank, NA as its principal subsidiary. OFFITBANK manages each Fund's business and investment activities, subject to the authority of the Company's Board of Directors. OFFITBANK's principal business is providing discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. OFFITBANK specializes in global fixed income asset management and offers its clients a complete range of investments in the major capital markets of the world. OFFITBANK currently manages approximately $11 billion in assets and serves as investment adviser to twenty registered investment company portfolios. Stephen T. Shapiro serves as the portfolio manager for the High Yield Fund. Mr. Shapiro is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1983. Richard M. Johnston and Richard C. Madigan serve as portfolio managers of the Emerging Markets Bond Fund. Mr. Johnston is a Managing Director of OFFITBANK and has been director of OFFITBANK's Latin American investments since 1991. Mr. Madigan co-heads OFFITBANK's emerging markets investment team and has been associated with OFFITBANK since 1998. From 1996 to 1998, Mr. Madigan was Vice President and Principal of the Emerging Markets Fixed Income Institutional Sales group at JP Morgan Securities, Inc. and from 1994 to 1996, Mr. Madigan was Vice President and Principal of the Cross Border Finance Group at Citicorp Securities, Inc. Mr. Johnston and Scott D. McKee serve as the portfolio managers for the Latin America Equity Fund. Mr. McKee has been associated with OFFITBANK since February 2000. From 1994 to 2000, Mr. McKee established and led JP Morgan's emerging markets corporate research team. Stephen Blitz and Isaac Frankel serve as the portfolio managers of the U.S. Government Securities, Mortgage Securities and Total Return Funds. Mr. Blitz is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1989. Mr. Frankel has been associated with OFFITBANK since 1999. From 1994 to 1999, Mr. Frankel was Executive Vice President at Andrew M. Carter & Company, where he developed and implemented a fixed income relative value strategy for endowment and corporate pension accounts. Carolyn N. Dolan and Michael Pietronico serve as the portfolio managers for the New York Municipal Fund. Ms. Dolan has been associated with OFFITBANK since 1983, with responsibilities for OFFITBANK's tax sensitive and cross market portfolios. Mr. Pietronico has been associated with OFFITBANK since 1992 and specializes in municipal securities. John H. Haldeman, Jr. and Mr. Pietronico serve as the portfolio managers of the National Municipal and California Municipal Funds. Mr. Haldeman is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1988, with responsibilities in fixed income portfolio management, specializing in municipal securities.

     For the fiscal year ended December 31, 2000, OFFITBANK received the following fees, after waivers and reimbursements, as a percentage of the following Fund's average net assets: High Yield Fund, 0.71%; Emerging Markets Bond Fund, 0.90%; Latin America Equity Fund, 0.98%; Total Return Fund, 0.02%, U.S. Government Securities Fund, 0.26%; Mortgage Securities Fund, 0.23%; California Municipal Fund, 0.20%; New York Municipal Fund, 0.29%; and National Municipal Fund, 0.24%.

     On April 16, 2001, First Union Corporation and Wachovia Corporation announced that they have entered into a definitive agreement for a merger of equals which will result in the creation of a new company called Wachovia Corporation. The transaction is expected to close in the third quarter of 2001 and is subject to normal shareholder and regulatory approvals. Integration activities will be carefully carried out over a three-year period, and are not expected to have a significant effect on the Funds. For more information, please refer to the joint proxy statement/prospectus regarding the proposed transaction which can be obtained when it becomes available without charge at the SEC's Internet site (http://www.sec.gov).

     The following chart shows the Company's other service providers and includes their addresses and principal activities.

                                             SHAREHOLDERS

Distribution and
Shareholder
Services
           PRINCIPAL DISTRIBUTOR                                         TRANSFER AGENT
       OFFIT Funds Distributor, Inc.                                       PFPC Inc.
             3200 Horizon Drive                                       400 Bellevue Parkway
         King of Prussia, PA 19406                                    Wilmington, DE 19809

       Distributes Select Shares and                        Handles shareholder services, including
   contracts with Shareholder Servicing                    recordkeeping and statements, distribution
     Agents who distribute and redeem                     of dividends and processing of buy and sell
    Advisor Shares and provide various                                     requests.
     services to beneficial owners of
              Advisor Shares


Asset
Management


           INVESTMENT ADVISER                                             CUSTODIAN
               OFFITBANK                                             The Bank of New York
           520 Madison Avenue                                              ("BONY")
        New York, NY 10022-4213                             100 Church Street Station, 10th Floor
                                                                      New York, NY 10286
    Manages the Fund's business and
         investment activities.                                    The Chase Manhattan Bank
                                                                           ("Chase")
                                                                       4 MetroTech Center
                                                                       Brooklyn, NY 11245
Fund
Operations                                              Chase serves as custodian of the assets of the
                                                        Latin American Equity Fund.

                ADMINISTRATOR AND                       BONY serves as the custodian of the assets of
              FUND ACCOUNTING AGENT                     the remaining Funds.
                    PFPC Inc.
               400 Bellevue Parkway                     The custodian settles all portfolio trades and
               Wilmington, DE 19809                     collects most of the valuation data required for
                                                        calculating the Funds' net asset value ("NAV").
   Provides facilities, equipment and personnel
   to carry out administrative services related
    to the Funds and calculates the Funds' NAV,
           dividends and distributions.



                                           BOARD OF DIRECTORS

                                     Supervises the Funds' activities


                            SHAREHOLDER INFORMATION


PRICING OF FUND SHARES

     Shares of the Funds are priced at their net asset value ("NAV"). The NAV of each Fund is calculated as follows:

                  Value of Assets Attributable to a Class
       NAV =    - Value of Liabilities Attributable to the same Class
               --------------------------------------------------------
                  Number of Outstanding Shares of the Class

     Each Fund's NAV is calculated once daily at 4:00 p.m. Eastern Time, Monday through Friday on each day that the New York Stock Exchange (the "Exchange") is open. Each Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form.

     Foreign and domestic equity securities held by a Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the last available quote or last bid price is normally used. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Company's Board of Directors.

     If a Fund holds foreign equity securities, the calculation of that Fund's NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Additionally, if the foreign equity securities held by a Fund trade on days when that Fund does not price its shares, the NAV of the Fund's shares may change when shareholders will not be able to purchase or redeem the Fund's shares.


PURCHASE OF FUND SHARES

Select Shares

     You may purchase Select Shares of each Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company's records, which will show all of your transactions and the balance of the shares you own. You can only purchase Select Shares of each Fund on days that the Exchange is open and through the means described below.

     Initial Investment By Mail. Subject to acceptance by the Company, an account may be opened by completing and signing an Account Application and mailing it to the Company at the address noted below, together with a check payable to The OFFIT Investment Fund, Inc.:

     The OFFIT Investment Fund, Inc.
     c/o PFPC Inc.
     P.O. Box 8701
     Wilmington, DE 19899

     The Fund(s) to be purchased should be designated on the Account Application. Subject to acceptance by the Company, payment for the purchase of Select Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Company's custodian bank by a Federal Reserve Bank) before acceptance by the Company. No third party endorsed checks or foreign checks will be accepted.

     Initial Investment By Wire. Subject to acceptance by the Company, Select Shares of each Fund may be purchased by wiring federal funds to PNC Bank (see instructions below). A completed Account Application should be forwarded to the Company at the address noted above under "Initial Investment by Mail" in advance of the wire. For each Fund, notification must be given to the Company at 1-800-618-9510 prior to 4:00 p.m., New York time, on the business day prior to the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

     PNC Bank
     Philadelphia, Pennsylvania
     ABA# 031-0000-53
     Account # 86-0179-1617
     F/B/O The OFFIT Investment Fund, Inc.
     Ref. (Fund Name and Account Number)

     Federal funds purchases will be accepted only on a day on which the Company and PNC Bank are open for business.

     Additional Investments. Additional investments may be made at any time by purchasing Select Shares of any Fund at NAV by mailing a check made payable to The OFFIT Investment Fund, Inc. to the address noted above under "Initial Investment by Mail" or by wiring monies to the custodian bank as outlined above under "Initial Investment by Wire." For each Fund, notification must be given to the Company at 1-800-618-9510 prior to 4:00 p.m., New York time, on the business day prior to the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take seven to fifteen days from the purchase date.

     Shareholder Organizations. Select Shares of the Company's Funds may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Funds through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Company does not pay to or receive compensation from Shareholder Organizations for the sale of Select Shares. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

     IRA Accounts. The Company has an Individual Retirement Account ("IRA") form available which may be obtained from the Distributor that permits the IRA to invest in Select Shares of the Funds. The minimum investment for all such retirement plans is $250,000. Investors desiring information regarding investments through IRAs should write or telephone the Company at 1-800-618-9510.


ADVISOR SHARES

     All purchase orders for Advisor Shares must be placed through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of Advisor Shares. Orders for purchases of Advisor Shares will be executed at the NAV per share next determined after an order has been transmitted to and accepted by the Distributor. Advisor Shares are subject to such investment minimums and other terms and conditions as may be imposed by Shareholder Servicing Agents from time to time. For further information as to how to direct a Shareholder Servicing Agent to purchase Advisor Shares of any Fund on your behalf, you should contact your Shareholder Servicing Agent or the Distributor.


OTHER PURCHASE INFORMATION

     The Company reserves the right, in its sole discretion, to suspend the offering of shares of its Funds or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Company.

     Purchases of a Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

     Select Shares have a minimum initial investment requirement of $250,000 and a minimum additional investment requirement of $10,000. Advisor Shares have a minimum initial investment requirement of $10,000 and no minimum additional investment requirement. These minimums may be waived at the discretion of the Adviser.


REDEMPTION OF FUND SHARES

     You may redeem shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem shares of the Funds on days the Exchange is open and through the means described below.


SELECT SHARES

     You may redeem Select Shares of each Fund of the Company by mail, or, if you are authorized, by telephone. You will be charged a redemption fee of 1.50% of the value of the Select Shares of the OFFIT High Yield Fund and the OFFIT Emerging Markets Bond Fund if you redeem Select Shares of these Funds within 90 days of the purchase date. The redemption fee may be waived from time to time at the discretion of the Adviser. There will be no redemption fee charged in the event of the death or disability of a shareholder. The value of Select Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

     Redemption By Mail. Your redemption requests should be addressed to the OFFIT Investment Fund, Inc., c/o PFPC Inc., P.O. Box 8701, Wilmington, DE 19899 and must include:

     o  the share certificates, if issued;

     o a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

     o any required signature guarantees, which may be required when (i) the redemption request proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $25,000 or more, or (iii) a share transfer request is made. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association that participates in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature Guarantees, which are not a part of these programs, will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

     o other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

     Redemption By Telephone. If you are authorized to utilize the Telephone Redemption Option, a redemption of Select Shares may be requested by calling the Company at 1-800-618-9510 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Select Shares cannot be redeemed by telephone if share certificates are held for those shares. If the Telephone Redemption Option or the Telephone Exchange Option (as described below) is authorized, the Company and the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Company or Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or its Transfer Agent to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

     Systematic Withdrawal Plan. If you hold Select Shares of a Fund with a value of $10,000 or more, you may elect to have periodic redemptions paid on a monthly, quarterly, semiannual or annual basis (the "Systematic Withdrawal Plan," or the "Plan"). The maximum withdrawal per year under the Systematic Withdrawal Plan is 12% of the account value at the time of the election. A number of Select Shares sufficient to make the scheduled redemption will normally be redeemed on the date you select. A redemption fee will not be charged. Depending on the size of the payment requested and fluctuations in the NAV of the shares redeemed, redemptions for the purpose of making payments under the Systematic Withdrawal Plan may reduce or even exhaust the account. You may request that the payments under the Plan be sent to a predesignated bank or other designated party.


ADVISOR SHARES

     You must place all redemption orders for Advisor Shares through a Shareholder Servicing Agent in accordance with instructions or limitations pertaining to your account with your Shareholder Servicing Agent. Redemption orders for Advisor Shares are effected at the NAV next determined after the order is received by the Distributor. You will be charged a redemption fee of 1.50% of the value of the Advisor Shares being redeemed if you redeem within 90 days of the purchase date. The redemption fee may be waived from time to time at the discretion of the Adviser. There will be no redemption fee charged in the event of the death or disability of a shareholder. Shareholder Servicing Agents may also charge your account for redemption services. You should contact your Shareholder Servicing Agent or the Distributor for further information regarding redemption of Advisor Shares, including the availability of wire or telephone redemption privileges, or whether you may elect to participate in a systematic withdrawal plan.


OTHER REDEMPTION INFORMATION

     Redemption proceeds for shares of the Company recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

     Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form.

     The Company may suspend the right of redemption or postpone the date at times when the Exchange or the bond market is closed or under any emergency circumstances as determined by the SEC.

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Company to make payment wholly or partly in cash, the Company may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.


SHAREHOLDER SERVICES

     Exchange Privilege. Shares of each class of any Fund may be exchanged for shares of the same class of any other Fund of the Company based on the respective NAV of the shares involved. The exchange privilege is only available, however, with respect to the Funds that are registered for sale in a shareholder's state of residence. In addition, with respect to Select Shares, shareholders must transfer a minimum of $50,000 of assets between Funds for each transfer. Exchange requests with respect to Select Shares should be sent to the OFFIT Investment Fund, Inc., c/o PFPC Inc., P.O. Box 8701, Wilmington, DE 19899 or, if the Telephone Exchange Option has been authorized, by calling the Company at 1-800-618-9510. See "Redemption of Fund Shares -- Redemption By Telephone" above. Shareholders should note that an exchange between Funds is considered a sale and purchase of shares for tax purposes. A shareholder who holds Advisor Shares should consult his/her Shareholder Servicing Agent to determine the availability of and terms and conditions imposed on exchanges with the other Funds of the Company. You will be charged an exchange fee of 1.50% of the Select Shares of the OFFIT High Yield Fund or the OFFIT Emerging Markets Bond Fund or the Advisor Shares of all Funds if you exchange within 90 days of the purchase date.

     Transfer of Registration. The registration of a Fund may be transferred by writing to the OFFIT Investment Fund, Inc., c/o PFPC Inc., P.O. Box 8701, Wilmington, DE 19899. As in the case of redemptions, the written request must be received in good order as defined above.


DIVIDENDS AND DISTRIBUTIONS

     The High Yield, Total Return, U.S. Government Securities, Mortgage Securities, California Municipal, New York Municipal and National Municipal Funds declare dividends of substantially all of their net investment income daily and pay dividends monthly. The Emerging Markets Bond Fund declares dividends daily and pay dividends quarterly. The Latin America Equity Fund declares and pays dividends at least annually. Each Fund distributes, at least annually, substantially all net capital gains, if any, earned by such Fund. Each Fund will inform shareholders of the amount and nature of all such income or gains.

     Dividends are paid in the form of additional shares of the same class of the same Fund, unless you have elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends that are otherwise taxable are taxable to you whether received in cash or in additional shares of a Fund. It is anticipated that expenses incurred by each class of shares of each Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.

     Shares purchased will begin earning dividends on the business day on which federal funds are available in payment for such shares. Shares redeemed will earn dividends through the date of redemption. Net investment income of the Funds for a Saturday, Sunday or a holiday will be declared as a dividend on the prior business day. If you who redeem all or a portion of a Fund's shares prior to a dividend payment date, you will receive all dividends declared but unpaid on those shares at the time of their redemption.


TAXES

     Each Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Code. The California Municipal, New York Municipal and National Municipal Funds intend to satisfy conditions under the Code that will enable interest from municipal obligations, which is exempt from regular federal income taxes in the hands of these Funds, to qualify as "exempt-interest dividends" when distributed to such Funds' shareholders. Under the Code, such dividends are exempt from regular federal income taxes. Each Fund that qualifies as a RIC will not be subject to federal income taxes with respect to its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders, provided that the Fund distributes each taxable year (i) at least 90% of its net investment income for such taxable year, and (ii) at least 90% of the excess of its tax-exempt interest income net of certain deductions allocable to such income.

     Each Fund will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code applicable to RICs generally will be applied to each Fund separately, rather than to the Company as a whole. In addition, net capital gain, net investment income and operating expenses will be determined separately for each Fund.

     Dividends, either in cash or reinvested in shares, paid by a Fund from net investment income will be taxable to you as ordinary income. Whether paid in cash or additional shares of a Fund, and regardless of the length of time the shares in such Fund have been owned by you, distributions of net capital gain which are designated by a Fund as "capital gain dividends" are taxable to you as long-term capital gain. You will be notified annually by the Company as to the federal tax status of dividends and distributions paid by a Fund. Such dividends and distributions may also be subject to state and local taxes.

     Exchanges and redemptions of shares in a Fund are generally taxable events for federal income tax purposes. You may also be subject to state and local taxes on such exchanges and redemptions.

     Depending on your residence for tax purposes, distributions from a Fund may also be subject to state and local taxes or withholding taxes. You should consult with your own tax adviser about state and local tax matters.

     Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, if you are a resident of one of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by you. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, if you are a resident of one of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local taxes that would be available if you had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities.

     Each Fund intends to declare and pay dividends and capital gain distributions so as to avoid imposition of a non-deductible 4% federal excise tax. To do so, each Fund intends to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gain net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary or capital gain net income from the prior calendar year. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.

     A Fund may be subject to certain taxes imposed by foreign countries with respect to dividends, capital gain and other income. If a Fund qualifies as a RIC, if certain distribution requirements are satisfied and if more than 50% in value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, which for this purpose should include obligations issued by foreign governmental issuers, a Fund may elect to treat any foreign income taxes paid by it that can be treated as income taxes under U.S. federal income tax regulations as paid by its shareholders. The Emerging Markets Bond and Latin America Equity Funds expect to qualify for this election. Each of these Funds may make such an election in a taxable year in which it is qualified to make the election. For any year that a Fund makes such an election, an amount equal to the foreign income taxes paid by a Fund that can be treated as income taxes under U.S. income tax principles will be included in your income and you will be entitled (subject to certain limitations) to credit the amount included in your income against your U.S. tax liabilities, if any, or to deduct such amount from your U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign income taxes that must be included in each shareholder's gross income and the amount that will be available for deduction or credit. In general, you may elect each year whether to claim deductions or credits for foreign taxes. No deductions for foreign taxes may be claimed, however, by non-corporate shareholders (including certain foreign shareholders as described below) who do not itemize deductions. If you elect to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the U.S. federal income tax against which such credit is taken that your taxable income from foreign sources (but not in excess of your entire taxable income) bears to your entire taxable income. For this purpose, the Funds expect that the capital gain they distribute to shareholders will generally not be treated as foreign source taxable income. If a Fund makes this election, you will be treated as receiving foreign source income in an amount equal to the sum of your proportionate share of foreign income taxes paid by the Fund and the portion of dividends paid by the Fund representing income earned from foreign sources. This limitation must be applied separately to certain categories of income and the related foreign taxes.

     Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities will be subject to a 30% withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or the income is "effectively connected" with a U.S. trade or business. Generally, subject to certain exceptions, capital gain dividends paid to non-resident shareholders or foreign entities and gains realized on the sale of shares of a Fund will not be subject to U.S. federal income tax. If you are a non-resident alien, you are urged to consult your own tax adviser concerning the applicability of the U.S. withholding tax.

     A Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) you fail to furnish the Fund with your correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding or that you are an exempt recipient (such as a corporation).


CALIFORNIA, NEW YORK AND NATIONAL MUNICIPAL FUNDS

     Although exempt-interest dividends paid by the California Municipal, New York Municipal and National Municipal Funds may be excluded by shareholders of such Funds from their gross income for regular federal income tax purposes, under the Code, all or a portion of such dividends may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "ACE" adjustment for purposes of determining the amount of corporate alternative minimum tax or (iii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. Moreover, receipt of exempt-interest dividends from each Fund may affect the federal tax liability of certain foreign corporations, S Corporations and insurance companies. Furthermore, under the Code, interest on indebtedness incurred or continued to purchase or carry portfolio shares, which interest is deemed to relate to exempt-interest dividends, will not be deductible by shareholders of the Fund for federal income tax purposes.

     Each Fund may hold without limit certain private activity bonds issued after August 7, 1986. You must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in your federal alternative minimum taxable income for purposes of determining liability (if any) for the 26% or 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax applicable to corporations. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

     Each Fund intends that substantially all dividends and distributions it pays to its shareholders will be designated as exempt-interest dividends and as such will be exempt from regular federal income taxes. However, to the extent each Fund earns ordinary income from taxable investments or gains attributable to accrued market discount or realizes capital gains, some portion of its dividends and distributions may not qualify as exempt-interest dividends and may be subject to regular federal income taxes.

     The exemption of exempt-interest dividend income from regular federal income taxation does not necessarily result in similar exemptions for such income under state or local income or other tax laws. In general, states exempt from state income tax only that portion of any exempt-interest dividend that is derived from interest received by a RIC on its holdings of obligations issued by that state or its political subdivisions and instrumentalities and other obligations exempt from state taxation by federal law.

     A notice detailing the tax status of dividends and distributions paid by each of the Funds will be mailed annually to each Fund's shareholders. As part of this notice, the Fund will report to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income.

     California State Taxation. Individual shareholders of the California Municipal Fund who are subject to California personal income taxation will not be required to include in their California gross income that portion of exempt-interest dividends which the Fund clearly and accurately identifies as directly attributable to interest earned on obligations, the interest on which is exempt from California personal income tax, provided that at least 50% of the value of the Fund's total assets consist of obligations the interest on which is exempt from California personal income taxation. Distributions to individual shareholders derived from interest on Municipal Obligations issued by governmental authorities in states other than California, short-term capital gain and other taxable income will be taxed as dividends for purposes of California personal income taxation. The Fund's net capital gain for federal income tax purposes will be taxed as long-term capital gain to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from an exchange or redemption of shares will be recognized in the year of exchange or redemption. Present California law taxes both long-term and short-term capital gain at the rates applicable to ordinary income. California has an alternative minimum tax similar to the federal alternative minimum tax. Generally corporate shareholders of the California Municipal Fund subject to the California franchise tax will be required to include any gain on an exchange or redemption of shares and all distributions of exempt-interest dividends, capital gains and other taxable income, if any, as income subject to such tax. Shares of the Fund will be exempt from property taxes in California.

     To the extent shareholders are obligated to pay state or local taxes other than to California, dividends received from the Fund may be subject to such taxation.

     New York State and Local Taxation. Exempt-interest dividends paid to shareholders of the New York Municipal Fund will not be subject to New York State and New York City personal income taxes to the extent they represent interest income directly attributable to federally tax-exempt obligations of the State of New York and its political subdivisions and instrumentalities and other obligations exempt from state taxation under federal law. The Fund intends that substantially all of the dividends it designates as exempt-interest dividends will be exempt from New York State and New York City personal income taxes. To the extent shareholders are obligated to pay state or local taxes other than to New York, dividends received from the Fund may be subject to such taxation. Similarly, exempt-interest dividends paid to shareholders who are residents of Yonkers will not be subject to the City of Yonkers personal income tax surcharge, except and to the extent that they are subject to the New York State personal income tax on such income.

     Corporate shareholders subject to New York State franchise tax or New York City general corporation tax will be required to include all dividends received from the Fund (including exempt-interest dividends) as net income subject to such taxes. Furthermore, for purposes of calculating a corporate shareholder's liability for such taxes under the alternative tax base measured by business and investment capital, such shareholder's shares of the Fund will be included in computing such shareholder's investment capital.

     Shareholders will not be subject to the New York City unincorporated business tax solely by reason of their ownership of shares in the Fund. If a shareholder is subject to the New York City unincorporated business tax, income and gains derived from the Fund in connection with an unincorporated business will be subject to such tax, except for exempt-interest dividend income that is directly attributable to interest on New York Municipal Securities. Shares of the Fund will be exempt from local property taxes in New York State and New York City.

                            ---------------------

     Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. You should consult your tax adviser concerning a prospective investment in any of the Funds and you should review the more detailed discussion of federal income tax consideration in the Statement of Additional Information.

                           DISTRIBUTION ARRANGEMENTS

     Shares of the Funds are sold on a continuous basis by OFFIT Funds Distributor, Inc.

     MULTIPLE CLASS STRUCTURE. In addition to Select Shares and Advisor Shares, the High Yield Fund also offers MSD&T Shares through a separate prospectus. For more information on MSD&T Shares, contact the Company at 1-800-618-9510. The major distinction between Select Shares and Advisor Shares is the service or distribution fee plan related to each class. Select Shares may be purchased and redeemed through the Distributor, OFFIT Funds Distributor, Inc. Advisor Shares must be purchased and redeemed through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of Advisor Shares. Since the fees associated with the service or distribution plan are paid out of the Fund's assets on an on-going basis, over time shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc.





FEE PLAN:                      APPLIES TO:        PLAN PURPOSE:                   FEES:
---------                      -----------        -------------                   -----
Rule 12b-1                     Advisor Shares     The Plan is intended to         Payments may not exceed
Distribution Plan                                 reimburse the Distributor       0.25% of a Fund's
                                                  for certain distribution        aggregate average daily net
                                                  expenses intended to result     assets attributable to
                                                  in the sale of Advisor          Advisor Shares. Holders of
                                                  Shares of the Funds.            a Fund's Advisor Shares
                                                                                  generally bear this
                                                                                  expense. At this time, the
                                                                                  Rule 12b-1 Distribution fee
                                                                                  for Advisor Shares is being
                                                                                  waived. This Waiver may
                                                                                  be terminated at any time.

Shareholder Servicing Plan     Advisor Shares     The Plan is intended to         Payments may not exceed
                                                  compensate Shareholder          0.25% of a Fund's
                                                  Servicing Agents for            aggregate average daily net
                                                  shareholder services            assets attributable to
                                                  provided to clients of the      Advisor Shares. Holders of
                                                  Shareholder Servicing           a Fund's Advisor Shares
                                                  Agents who own Advisor          bear this expense.
                                                  Shares of the Funds.

                                  APPENDIX A

     The following is a description of certain ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Fitch IBCA ("Fitch") that are applicable to certain obligations in which the Fund may invest.


COMMERCIAL PAPER RATINGS

     A S&P commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:

     "A-1" -- Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" -- Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" -- Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" -- Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" -- Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" -- Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

     County risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuers ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" -- Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" -- Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" -- Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" -- Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" -- Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" -- Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" -- Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" -- Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" -- Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     "D" -- Securities are in actual or imminent payment default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

     The following summarizes the ratings used by S&P for corporate and municipal debt:

     "AAA" -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     "D" -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (--) -- The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "c" -- The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

     "p" -- The letter 'p' indicates that the rating is provisional. A provisional ratings assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     * -- Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     "r" -- The 'r' highlights derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy. Debt obligations if issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" -- Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" -- Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.


     "A" -- Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" -- Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba," "B," "Caa," "Ca," and "C" -- Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

     Con. (. . .) -- Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes the ratings used by Fitch for corporate and municipal bonds:

     "AAA" -- Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" -- Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" -- Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" -- Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

     "BB" -- Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" -- Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC," "C" -- Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" -- Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-1000% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (--) sign to denote relative standing within these major rating categories.

     'NR' indicates the Fitch does not rate the issuer or issue in questions.

     'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.


MUNICIPAL NOTE RATINGS

     A S&P rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by S&P for municipal notes:

     "SP-1" -- The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

     "SP-2" -- The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" -- The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" -- This designation denotes high quality. Margins of protection that are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" -- This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     "SG" -- This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

     Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                                                      APPENDIX B


                            HEDGING AND DERIVATIVES

     Each Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Derivatives"). The description of each Fund indicates which, if any, of these types of transactions may be used by such Fund. The Funds may be unable or limited in their ability to engage in Hedging and Derivatives by certain factors, including current economic conditions.

     A detailed discussion of Hedging and Derivatives follows below. No Fund which is authorized to use any of these investment strategies will be obligated, however, to pursue any of such strategies and no Fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Securities and Exchange Commission (the "SEC"), the CFTC, the Code or its investment objectives and policies, a Fund may utilize, without limitation, Hedging and Derivatives. See "Additional Information Concerning Dividends, Distributions and Taxes" in the Statement of Additional Information.


GENERAL CHARACTERISTICS OF OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

     OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     A Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

     Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

     Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

     If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

     If and to the extent authorized to do so, a Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered", that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

     Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

     If and to the extent authorized to do so, a Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.


GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     If and to the extent authorized to do so, a Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

     A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

     No Fund will enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     If and to the extent authorized to do so, a Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


CURRENCY TRANSACTIONS

     If and to the extent authorized to do so, a Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange- listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

     Except as provided in this Prospectus, a Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non- speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

     A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

     Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts".


COMBINED TRANSACTIONS

     If and to the extent authorized to do so, a Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Derivatives, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

     A Fund may be authorized to enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. An index swap is an agreement to exchange cash flows on a national principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

     Provided the contract so permits, a Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended and, thus, will not be treated as being subject to the Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

     The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

     Each Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts".


EURODOLLAR INSTRUMENTS

     If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


RISK FACTORS

     Hedging and Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

     The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

     Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     Losses resulting from the use of Hedging and Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used.


RISKS OF HEDGING AND DERIVATIVES OUTSIDE THE UNITED STATES

     When conducted outside the United States, Hedging and Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by:
(1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Use of many Hedging and Derivatives by a Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to a Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

     OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although a Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents or other liquid assets. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

     Hedging and Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

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

                        THE OFFIT INVESTMENT FUND, INC.
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS                    INVESTMENT ADVISER

                                          OFFITBANK
Dr. Wallace Mathai-Davis                  520 Madison Avenue
Chairman of the Board, President and      New York, NY 10022-4213
Director
                                          DISTRIBUTOR
Edward J. Landau
Director                                  OFFIT Funds Distributor, Inc.
                                          3200 Horizon Drive
The Very Reverend James Parks Morton      King of Prussia, PA 19406
Director
                                          CUSTODIAN
Stephen M. Peck
Director                                  The Chase Manhattan Bank
                                          (Latin America Equity Fund)
Vincent M. Rella                          4 MetroTech Center, 18th Floor
Treasurer                                 Brooklyn, NY 11245

Stephen Brent Wells                       The Bank of New York
Secretary                                 (all other Funds)
                                          100 Church Street Station, 10th Floor
Michael Kagan                             New York, NY 10286
Assistant Treasurer
                                          LEGAL COUNSEL

                                          Kramer Levin Naftalis & Frankel LLP
                                          919 Third Avenue
                                          New York, NY 10022


                                          ADMINISTRATOR; TRANSFER AND DIVIDEND
                                          DISBURSING AGENT

                                          PFPC Inc.
                                          400 Bellevue Parkway
                                          Wilmington, DE 19809

                                          INDEPENDENT AUDITORS

                                          Ernst & Young LLP
                                          2001 Market Street, Suite 4000
                                          Philadelphia, PA 19103

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings for the Funds' most recently completed fiscal years or half years and, on an annual basis, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Contains more detailed information about the Funds' policies, investment restrictions, risks and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:


                        THE OFFIT INVESTMENT FUND, INC.
                                 P.O. Box 8701
                          Wilmington, Delaware 19899

                                 1-800-618-9510

Information about the Funds (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http: //www.sec.gov.

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   FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING
    ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR
                            SERVICES, PLEASE CALL:

                                1-800-618-9510
                             MONDAY THROUGH FRIDAY
                         8:30 A.M. TO 5:00 P.M. (EST)

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        The Company's Investment Company Act File number is 811-08036.